UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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DISCOVERY LABORATORIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Discovery Laboratories, Inc.
2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976-3622
(215) 488-9300
__________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 3, 2011
___________________________________________________

To the Stockholders of Discovery Laboratories, Inc.:

The Annual Meeting of Stockholders of Discovery Laboratories, Inc., a Delaware corporation (the “Company”), will be held on October 3, 2011, at 10:00 a.m. Eastern Daylight Time at The Inn at Lambertville Station, 11 Bridge Street, Lambertville, NJ 08530 for the following purposes:

I.
To elect five members to our Board of Directors (“Board”) to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal (Proposal 1);

II.	To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2011 (Proposal 2);

III.
To amend our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $.001 per share (“Common Stock”) available for issuance by the Company from 50 million to 100 million (Proposal 3); and

IV.	To approve a new Discovery Laboratories, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) with 3.7 million shares of Common Stock available for issuance under such Plan (Proposal 4); and

To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on August 4, 2011 (“Record Date”) are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.  A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company’s principal executive offices at 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622 for a period of 10 days prior to the meeting.

Your vote is very important.  Please be sure to vote – by telephone, via the Internet, by mailing your properly executed proxy card or voting instruction, or in person at the Annual Meeting in accordance with the voting instructions included with this proxy statement.

If you have any questions or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

Morrow & Co., LLC
470 West Ave.
Stamford, CT 06902
1-800-449-0910

By Order of the Board of Directors

/s/ Mary B. Templeton
Mary B. Templeton, Esq.
Corporate Secretary

Warrington, Pennsylvania
August 15, 2011

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 3, 2011: This Notice of Annual Meeting of Stockholders and our Proxy Statement and 2010 Annual Report to Stockholders for the fiscal year ended December 31, 2010 are available for viewing, printing and downloading at http://www.ezodproxy.com/discoverylabs/2011.

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DISCOVERY LABORATORIES, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

October 3, 2011

Proxies and voting instructions in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Discovery Laboratories, Inc., a Delaware corporation (referred to as "we", "our", "us", and "the Company"), with principal executive offices at 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on October 3, 2011, at 10:00 a.m. Eastern Daylight Time at Lambertville Station, 11 Bridge Street, Lambertville, NJ 08530, and at any adjournment or postponement thereof.  It is expected that this Proxy Statement and the form of proxy will be mailed to stockholders on or about August 15, 2011.

What is included in these materials?
These materials include our proxy statement for the Annual Meeting and our 2010 Annual Report to Stockholders, which includes our year-end audited consolidated financial statements.

What matters will be voted on at the Annual Meeting?
Four proposals will be taken up at the meeting as well as such other business as may properly come before the meeting and any adjournments or postponements thereof.  The four proposals are:

1.
To elect five members to our Board of Directors (“Board”) to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal (Proposal 1);

2.	To ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2011 (Proposal 2);

3.
To amend our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $.001 per share (“Common Stock”) available for issuance by the Company from 50 million to 100 million (Proposal 3); and

4.	To approve the new Discovery Laboratories, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) with 3.7 million shares of Common Stock available for issuance under the 2011 Plan (Proposal 4); and

To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Who may vote at the Annual Meeting?
Only stockholders of record of shares of our Common Stock, par value $.001 per share (the “Common Stock”) as of August 4, 2011 (the “Record Date”) may vote at the Annual Meeting (and any adjournments or postponements of the Annual Meeting).  As of the Record Date, the number and class of stock outstanding and entitled to vote at the meeting was [____________] shares of Common Stock.

IT IS CRITICAL THAT YOU VOTE YOUR SHARES WITH RESPECT TO ALL FOUR PROPOSALS, or your shares may not be counted in determining the outcome of key proposals that are important to our company.  Whether or not you plan to attend the Annual Meeting, please vote now to assure that your shares are represented at the Annual Meeting.If you plan to attend the Annual Meeting in person, bring a photo ID and evidence of your stock ownership as of the Record Date.  If your shares are not registered in your name on the books of the Company, you will need to obtain evidence of your stock ownership from your bank or brokerage firm.

How may stockholders vote their shares at the Annual Meeting?
On each matter properly brought before the Annual Meeting, stockholders will be entitled to one vote for each share of Common Stock held by a stockholder on the Record Date.  Stockholders whose shares are carried on the books of our transfer agent may vote their shares by telephone, via the Internet, by mailing a properly executed proxy card, or in person at the Annual Meeting.  Detailed instructions are provided on the proxy card delivered with this Proxy Statement.  If you vote by telephone, via the Internet or by mailing a proxy card, you are still welcome to attend the Annual Meeting.  We encourage you to vote early to assure the representation of your shares at the Annual Meeting.

What if stockholders’ shares are held in “Street Name”?
Shares of stockholders held by broker dealers, banking firms or similar institutions or nominees (collectively referred to in this Proxy Statement as “broker”), they are considered to be held in “street name.”  The broker is the actual holder of record on the books of our transfer agent and is required to vote the shares in accordance with stockholders’ voting instructions.  Therefore, stockholders whose shares are held in “street name” should vote their shares by providing voting instructions to their broker.  If your shares are held in “street name” and you have not received information about the methods available to you to vote your shares, you should contact your broker to provide voting instructions for your shares.  As your vote is very important, please be sure to provide voting instructions to your broker.

What are broker “non-votes”?  For shares held in “street name,” can your broker vote your shares for you?
If stockholders whose shares are held in “street name” do not provide voting instructions to their broker, the broker may nevertheless be permitted to vote the shares with respect to certain “discretionary” matters, but not with respect to “non-discretionary” matters.  The votes cast by brokers in these circumstances are referred to as broker “non-votes.”  Discretionary matters include ratification of the appointment of our auditors (Proposal 2) and the increase in authorized shares (Proposal 3).  Non-discretionary matters include the election of directors (Proposal 1) and approval of the 2011 Plan (Proposal 4).

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business generally, but they will not be counted for purposes of determining the number of shares represented and voted with respect to non-discretionary proposals.  If you do not give your broker specific voting instructions for each of the non-discretionary proposals, your shares will not be included in the tabulation to determine if we have received the required number of votes needed to approve these very important proposals.

How does the Board recommend that stockholders vote their shares?

The Board recommends that you vote as follows:

●	“FOR” the election of the Board’s nominees for director (Proposal 1);
●	“FOR” the ratification of the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2011 (Proposal 2);
●
“FOR” the amendment of our Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of Common Stock available for issuance from 50 million to 100 million (Proposal 3); and

●
“FOR” the approval of the new Discovery Laboratories, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”) with 3.7 million shares of Common Stock available for issuance under the 2011 Plan (Proposal 4).

How will a quorum be established at the Annual Meeting?
The presence, in person or by proxy, of holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to establish a quorum for the transaction of any business at the Annual Meeting.  For purposes of determining the presence or absence of a quorum for the Annual Meeting, the following shares are counted as present:

•	Shares represented by stockholders attending the Annual Meeting, whether or not they vote all their shares;
•	All shares represented by proxies which contain one or more abstentions or which have votes withheld from any nominee for director; and
•	Shares represented by proxies containing broker “non-votes.”

How are stockholder votes counted?
All telephone and Internet votes submitted by stockholders whose shares are carried on the books of our transfer agent before 7:00 p.m. (EDT), October 2, 2011, and all properly executed proxies and broker instructions that are received in time to be counted at the Annual Meeting (and not properly revoked) will be counted.  Where a choice has been specified on the proxy with respect to any matter, the shares represented by the proxy will be voted in accordance with those specifications.

In the election of directors under Proposal 1, you may vote your shares “FOR” each nominee or you may mark your vote “WITHHELD” for any one or more nominees.  The nominees for directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.  The five nominees receiving the highest number of “FOR” votes at the meeting (a plurality of votes cast) will be elected as directors and constitute our entire Board.  Shares represented by proxies received and not so marked or via telephone or Internet and not so indicated will not be voted for the election of the nominees.  Where a stockholder proxy or vote via telephone or Internet indicates withheld authority to vote for a particular nominee or nominees, the shares will not be voted for that particular nominee or nominees.

For each of Proposals 2, 3 and 4, you may determine to vote “FOR”, “AGAINST”, or “ABSTAIN” from voting.  As abstentions are included in the number of shares present and voting on each matter, they will have the effect of negative votes.  Approval of each of Proposals 2 and 4 requires the affirmative vote of a majority of the shares voting on the proposal at the meeting, whether in person or by proxy.  Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares eligible to vote at the meeting, whether in person or by proxy.  Shares subject to broker “non-votes” are not considered to have been voted for proposals designated as non-discretionary and are not counted as present in determining whether a majority of the shares present and entitled to vote on a non-discretionary matter have approved such matter.  It is our understanding that Proposals 2 and 3 will be deemed discretionary matters and Proposals 1and 4 will be deemed non-discretionary matters.

If any other matter not discussed in this Proxy Statement should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

How may stockholders revoke a vote made prior to the Annual Meeting?
Stockholders may revoke a vote at any time prior to the Annual Meeting and thereafter attend and vote at the Annual Meeting.  To revoke a vote:

•	If you voted originally by telephone or via the Internet, enter new instructions on the same voting system before 7:00 p.m. (EDT), October 2, 2011; or

•
If you voted by giving your vote to our proxy solicitor, Morrow & Co. ("Morrow") via telephone, call Morrow at 1-800-449-0910 before 7:00 p.m. (EDT) on October 2, 2011 and advise them that you wish to revoke or change your vote.

•	If your shares are registered in your name on the books of our transfer agent,

o	Send a written notice of revocation to us, attention Corporate Secretary, which must be received prior to the close of voting at the Annual Meeting on October 3, 2011; or

o	Attend the Annual Meeting and vote in person (or send a personal representative with an appropriate proxy); or

•	If you hold your shares in “street name” with a broker or other similar institution,

o	Contact the broker that delivered your Proxy Statement for instructions about how to change your vote; or

o
If you wish to change your vote by attending the Annual Meeting, you must contact your broker for documentation – only your broker may change voting instructions with respect to shares held in “street name.”

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock (i) as of July 15, 2011, by each Named Executive Officer and director of the Company listed in the chart below and by all executive officers and directors as a group, and (ii) as of March 10, 2011, by the entity known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock.  The address of each individual person is c/o Discovery Laboratories, Inc., 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622, unless otherwise indicated.

Name and Address of Beneficial Owner (1)	Common Stock	Common Stock Equivalents (2)	Total Beneficial Ownership	Percentage of Class Beneficially Owned (1)
Non-Executive Directors

Antonio Esteve, Ph.D. (3)	213,779	13,666	227,445	*

Max E. Link, Ph.D.	11,121	12,333	23,454	*

Herbert H. McDade, Jr.	–	13,000	13,000	*

Bruce A. Peacock	–	2,667	2,667	*

Marvin E. Rosenthale, Ph.D.(4)	23,333	12,333	35,666	*

Named Executive Officers

W. Thomas Amick	7,134	18,001	25,135	*

John G. Cooper	10,781	120,110	130,891	*

David L. Lopez, Esq., CPA(5)	10,489	102,448	112,937	*

Executive Officers and Directors as a group (12 persons)	323,519	445,891	769,410	3.12%

5% Security Holders

Great Point Partners, LLC (6) 165 Mason Street, 3d Floor, Greenwich CT 16830	2,200,000	246,000(7)	2,446,000	9.99%
* Less than 1%
(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and includes voting and investment power with respect to shares of Common Stock.  Shares of Common Stock, and shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after July 15, 2011 held by each person or group named above, are deemed outstanding for computing the percentage ownership of the person or group holding any options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or group.  As of July 15, 2011, 24,234,912 shares of Common Stock were issued and outstanding.

(2)	Common Stock Equivalents include shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after July 15, 2011 held by each person or group named above.

(3)
Beneficial ownership of Common Stock includes 192,294 shares owned by Laboratorios Esteve, 21,144 shares owned by Laboratorios P.E.N., S.A., an affiliate of Laboratorios Esteve, and 341 shares owned directly by Dr. Esteve.  Common Stock Equivalents includes 13,666 shares of Common Stock issuable upon the exercise of outstanding options held by Dr. Esteve.  As a consequence of Dr. Esteve’s relationship with Laboratorios Esteve, including, serving as President of Laboratorios Esteve, he may be deemed to have beneficial ownership of the shares owned by Laboratorios Esteve and Laboratorios P.E.N.

(4)	Total beneficial ownership shown in the table includes 8,333 shares held by his spouse as to which Dr. Rosenthale disclaims beneficial ownership.

(5)	Mr. Lopez resigned his position effective July 31, 2011 and is no longer an officer.

(6)
This information is based on a Schedule 13G filed with the SEC on March 10, 2011 by Great Point Partners, LLC (“Great Point”) with respect to shares held by a “group,” as that term is used in section 13(d)(3) of the Exchange Act, as of February 22, 2011, as follows: 813,626 shares owned by Biomedical Value Fund, LP (“BVF”), 648,000 owned by shares Biomedical Offshore Value Fund, Ltd. (“BOVF”), 281,282 shares owned by Biomedical Institutional Value Fund, LP (“BIVF”), 204,668 shares owned by Lyrical Multi-Manager Fund, LP (“Lyrical”), 204,668 shares owned by Class D Series of GEF-PS, LP (“GEF-PS”), 6,822 shares owned by David J. Morrison (“Morrison”), and 40,934 shares owned by WS Investments III, LLC (“WS”).  Certain members of Great Point have voting and investment power with respect to the group’s securities.  Does not include Series I and Series II warrants to purchase 813,626 shares, 648,000 shares, 281,282 shares, 204,668 shares, 204,668 shares, 6,822 shares and 40,934 shares held by each of BVF, BOVF, BIVF, Lyrical GEF-PS, Morrison and WS, respectively.  The provisions of such warrants restrict the exercise of such warrants to the extent that, after giving effect to such exercise, the holder of the warrants and its affiliates and any other person or entities with which such holder would constitute a group would beneficially own in excess of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise (the “Ownership Cap”).  Therefore, the reporting persons could be deemed to beneficially own such number of shares underlying such warrants as would result in total beneficial ownership by such reporting persons up to the Ownership Cap.

(7)
The securities reported under “Common Stock Equivalents” for Great Point represents that number of shares that, when taken together with the shares reported under “Common Stock,” could be issued pursuant to the exercise of its Series I and Series II warrants under the Ownership Cap restriction.  See Note 5 to this table, above.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect five directors.  Each director will hold office until his successor has been elected and qualified or until the director’s earlier resignation or removal from office.

Mr. Herbert H. McDade, Jr. has served as a member of our Board since June 1996 and as our Chairman of the Board from June 2000 until March 2007.  Due to poor health, Mr. McDade has not been designated a nominee for re-election at the Annual Meeting this year.  Mr. McDade’s service over the years is gratefully acknowledged and the Board and management extend their best wishes to him as he devotes his attention to his health.  In view of this development, on July 28, 2011, the Board adopted a resolution to be effective October 3, 2011 decreasing the size of the Board from six to five.

The Board recommends that the five nominees named below be elected as directors.  Of the shares of Common Stock represented by all proxies received by the Board, only those proxies which include an affirmative vote “FOR” and are not marked to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below.  The Board knows of no reason why any nominee should be unable or unwilling to serve, but if that should occur, proxies will be voted for the election of some other person or the size of the Board will be fixed at a lower number.

Nominees for Election to the Board of Directors

The names of the nominees for election to the Board and certain information about the nominees are set forth below.  Each of the nominees currently serves as a director.  For information concerning the number of shares of Common Stock beneficially owned by each nominee, see “Common Stock Ownership of Certain Beneficial Owners and Management” on page 4.

Name	Age	Position with the Company
W. Thomas Amick	68	Director, Chairman of the Board and Chief Executive Officer
Antonio Esteve, Ph.D.	53	Director
Max E. Link, Ph.D.	70	Director
Bruce A. Peacock	60	Director
Marvin E. Rosenthale, Ph.D.	77	Director

W. Thomas Amick has served as a member of our Board since September 2004, as our Chairman since March 2007, as our Interim Chief Executive Officer effective August 2009, and as our Chief Executive Officer since October 18, 2010.  From March 2005 to October 2010, Mr. Amick served as President and Chief Executive Officer of Aldagen, Inc., a privately-held life sciences company.  In 2004, Mr. Amick retired from a 30-year career with Johnson & Johnson, having most recently served, from 2003 to 2004, as Vice President, Business Development at Johnson & Johnson Development Corporation.  Previously, Mr. Amick served as President of Ortho Biotech Europe; at Johnson & Johnson, as President of Janssen-Ortho, Inc., managing the entire Johnson & Johnson pharmaceutical and biotechnology portfolio for Canada; and as Vice President of the Oncology Franchise of Ortho Biotech.  He has held various other sales and executive positions throughout his career.  Mr. Amick is a member of the board of directors of a private biotechnology company.  He holds a B.A. degree in business administration from Elon College and has attended executive courses at the Kellogg School of Management, Harvard Business School and Darden School of Business.

In addition to his role as Chief Executive Officer, Mr. Amick brings to our Board and executive team broad management experience, having more than 30 years of pharmaceutical and biotechnology experience as a senior executive with Johnson & Johnson.  Mr. Amick was instrumental in starting Johnson & Johnson’s biotechnology/oncology business.  His expertise and track record of leadership in developing successful businesses, both domestic and international, adds significant depth to our management team and our Board.  In addition, Mr. Amick recently served as an advisor to private equity firms that focus on the biopharmaceutical industry and is therefore able to provide the Board important information about the current funding practices of significant investors in the biotechnology sector.

Antonio Esteve, Ph.D., has served as a member of our Board since May 2002.  Dr. Esteve has chaired the company that bears his surname, Laboratorios del Dr. Esteve, S.A., since 2005, having previously held various posts within.  Since 2003, he has chaired the Blood and Tissue Bank (BST) owned by the Department of Health of the Government of Catalonia.  In 2009, Dr. Esteve was appointed President of the Prince of Girona Foundation.  He has also served as President of Farmaindustria (National Association of the Pharmaceutical Industry in Spain) (2006-2008), and is a member of the IFPMA Council (International Federation of Pharmaceutical Manufacturers & Associations) and various advisory boards in Spain.  Dr. Esteve is also a member of the Royal Academies of Pharmacy and Medicine of Catalonia and a Permanent Member of the Royal Academy of Doctors of Spain.  Dr. Esteve holds a Doctorate in Pharmacy and PDD (Executive Development Program) from IESE (Business School of the University of Navarra, Barcelona, Spain).

We have entered into a strategic alliance agreement with Laboratorios del Dr. Esteve, S.A. for the development, marketing and sales of a broad portfolio of potential surfactant products in Andorra, Greece, Italy, Portugal, and Spain.  With his significant experience in drug development, marketing and sales practices in Europe, and a full complement of development and marketing experts employed by his company, Dr. Esteve is positioned to advise our Board on current trends and developments in the drug development industry in Europe and specifically on matters related to drug development and marketing of our products overseas.

Max E. Link, Ph.D. has served as a member of our Board since October 1996.  Dr. Link has held a number of executive positions with pharmaceutical and health care companies.  He currently serves on the board of directors of three other publicly-traded life science companies: Alexion Pharmaceuticals, Inc., Celsion Corporation and CytRx Corporation.  Until May 2008 he served as a director of Human Genome Sciences, Inc.  Previously, Dr. Link served as Chairman and Chief Executive Officer of Centerpulse, Ltd.; as Chief Executive Officer of Corange Limited, the parent company of Boehringer Mannheim, now F. Hoffmann La Roche & CIE AG, and DePuy, Inc.  Prior to that time, he served in a number of positions within Sandoz Pharma, Ltd., now Novartis Pharma, Ltd., including as Chief Executive Officer and as Chairman.  Dr. Link holds a Ph.D. in Economics from the University of St.Gallen, Switzerland.

Dr. Link’s significant management experience is a key consideration in assessing his qualifications to serve as a member of our Board.  In addition, his doctorate in Economics, his experience in overseeing the preparation of financial statements in his capacity as Chief Financial Officer at Sandoz, Inc., and his experience as a Chief Executive Officer in actively supervising principal financial officers of public companies form the basis of the Board’s decision to designate him as the Chairman of the Audit Committee and qualify him to serve as the audit committee financial expert within the meaning of the rules of the SEC.

Bruce A. Peacock has served as a member of our Board since September 2010.  Since May 2006, Mr. Peacock has served as a Venture Partner with SV Life Sciences Advisors, LLC.  Since September 2010, Mr. Peacock has served as Chief Business Officer of Ophthotech Corporation.  He also serves as a Director and Co-Chairman of Alba Therapeutics and served as President and Chief Executive Officer from April 2008 to February 2011.  Prior to joining SV Life Sciences Advisors, LLC, he served as Chief Executive Officer and director of The Little Clinic, a medical care services company.  From 2002 to 2005, he served as President and Chief Executive Officer and a director of Adolor Corporation, a publicly-held biotechnology company.  Previously, Mr. Peacock served as President, Chief Executive Officer and Director of Orthovita, Inc., a publicly-held orthopaedic biomaterials company; as Executive Vice President, Chief Operating Officer and Director of Cephalon, Inc.; and as Chief Financial Officer of Centocor, Inc.  Mr. Peacock also has served as a member of the boards of directors of Pharmacopeia, Inc. (2004-2008), Ligand Pharmaceuticals Incorporated (2008-2009), and NeurogesX, Inc. (2007-2009).  Mr. Peacock earned a bachelor’s degree in Business Administration from Villanova and is a certified public accountant.

Mr. Peacock brings extensive biotech and pharmaceutical experience to our Board, having held senior executive positions in a number of biotechnology, medical device and healthcare service organizations.  He has significant expertise in financial matters, having completed many debt, equity capital and alliance transactions, and in drug development, having led teams that gained regulatory approval of several drug candidates in the United States and in other major markets worldwide.  Mr. Peacock has also had responsibility for marketing, commercial and manufacturing operations.

Marvin E. Rosenthale, Ph.D. has served as a member of our Board since 1998.  Prior to his retirement in 1999, Dr. Rosenthale served as President and Chief Executive Officer of Allergan Ligand Retinoid Therapeutics, Inc., having joined as Vice President in 1993.  Previously, over a period of 16 years, Dr. Rosenthale served in a variety of executive positions at Johnson & Johnson, including Vice President, Drug Discovery Worldwide, at R.W. Johnson Pharmaceutical Research Institute, and director of the divisions of pharmacology and biological research and Executive Director of Drug Discovery Research at Ortho Pharmaceutical.  Prior to that, Dr. Rosenthale served in various positions with Wyeth Laboratories.  Dr. Rosenthale has previously served on the boards of directors of NuRx Pharmaceuticals Inc. (2008-2010), Radiant Pharmaceuticals Corp. (formerly AMDL, Inc., 2000-2006) and Allergan Specialty Therapeutics, Inc. (1998-2000), and currently serves on the boards of directors of two privately-held companies.  Dr. Rosenthale received a Ph.D. in pharmacology from Hahnemann Medical College, an M.Sc. in pharmacology from Philadelphia College of Pharmacy & Science and a B.Sc. in pharmacy from the Philadelphia College of Pharmacy & Science.

Dr. Rosenthale brings to our Board over 51 years of management and executive experience in the pharmaceutical industry.  In addition, since 1998, he has served as a member of the board of directors of nine pharmaceutical companies which provides him a broad perspective of the customs, practices and strategic priorities of pharmaceutical companies in today’s challenging competitive and financial markets.

Required Vote and Recommendation

The directors are elected by a plurality of the outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, excluding broker non-votes.  See “How are stockholder votes counted?” at page 3.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

_________________________________________

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Meetings of the Board

The Board held four regular meetings and 11special meetings during the fiscal year ended December 31, 2010.  Of the nominees, all but Dr. Esteve attended either in person or by telephone at least 75% of the total number of meetings of the Board and the total number of meetings of Standing Committees of the Board on which they each served during 2010.  We note, however, that some of the special meetings were called on short notice and under time constraints that made scheduling to meet the requirements of all directors difficult.  Directors who were unable to attend a special meeting were briefed either before or immediately after a meeting and provided their recommendations to the Chairman or management.

We do not have a formal policy regarding director attendance at the 2011 Annual Meeting; however, it is expected that, absent good reason, our directors will be in attendance.  Two of our directors attended the 2010 Annual Meeting.

Director Independence

The Board presently consists of six members, one of whom serves as Chief Executive Officer.  Presently, Messrs. McDade and Peacock and Drs. Link and Rosenthale are “independent” directors within the meaning of the rules of the SEC and the listing requirements of The Nasdaq Stock Market (“Nasdaq”).  Each director who serves on a Standing Committee, including the Compensation Committee, the Nominating Committee and the Audit Committee, is “independent” within the meaning of the SEC rules and the qualitative listing requirements of Nasdaq.

Board Leadership Structure

Our Board is comprised of Mr. Amick, Dr. Esteve, who is a related party, and four independent directors.  Presently, the Board has the following committees: (i) Audit Committee, Compensation Committee, Nomination and Governance Committee, and Compliance, Quality and Regulatory Committee.  Each of the Standing Committees is comprised solely of independent directors.  In accordance with Nasdaq requirements, our Audit Committee is responsible for overseeing risk management and updates the full Board periodically.

Our Board has discussed at length the leadership structure of the Board, including that our Chairman also serves as the Chief Executive Officer and that we do not have an independent lead director position.  Our Board believes that our leadership structure is not uncommon among biotech companies of comparable size and market capitalization and we believe that this leadership structure has been effective.  We believe that having a Chairman/CEO, fosters clear accountability, effective decision-making and proper alignment of corporate strategy.  With independent directors comprising our Standing Committees, we believe our Board structure is the right form of leadership for us at this time.  Our Board will continue to evaluate the leadership structure of our Board in light of changing circumstances and will make changes at such times as it deems appropriate.  We believe that our directors provide effective oversight of the risk management function, especially through the work of the Audit Committee.

Committees of the Board

Audit Committee

The Audit Committee of the Board is a Standing Committee and currently consists of Max E. Link, Ph.D., who acts as Chairman, Herbert H. McDade, Jr., and Marvin E. Rosenthale, Ph.D.  The primary functions of the Audit Committee include:

•	overseeing our financial statements, system of internal controls, auditing, accounting and financial reporting processes;
•	providing an independent, direct line of communication between the Board and internal auditors;
•	appointing, compensating, evaluating and, when appropriate, replacing independent auditors;
•	overseeing our tax compliance;
•	reviewing with management and our independent auditors the annual audit plan;
•	reviewing the Audit Committee Charter;
•	reviewing and pre-approving audit and permissible non-audit services; and
•	reviewing and approving all related-party transactions.

The Audit Committee is also responsible for addressing matters of accounting policy with our independent accountants.  In discharging its role, the Audit Committee is empowered to investigate any matter brought to its attention and has full access to all books, records, facilities and personnel of the Company.  The Audit Committee also has the power to retain legal, accounting and other advisors as it deems necessary to carry out its duties.  The Audit Committee met five times during the fiscal year ended December 31, 2010.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, “Communications with Audit Committees,” as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T (“SAS No. 61”).

The Board has adopted a written Audit Committee Charter.  The composition and responsibilities of the Audit Committee and the attributes of its members, as reflected in its Charter, are intended to be in accordance with applicable listing requirements of The Nasdaq Capital Market® (“Nasdaq Capital Market”) and the rules of the SEC for corporate audit committees.  All members of our Audit Committee are “independent” as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and the financial sophistication requirements of the SEC rules and Nasdaq Listing Rule 5605(c)(2)(A).

Report of the Audit Committee (1)

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with management and the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of such statements with generally accepted accounting principles in the United States.  This review included a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  The independent auditors noted that their representations addressed the matters required to be discussed with the independent auditors by SAS No. 61.  The review and discussion with management addressed management’s assessment as to the effectiveness, not just the acceptability, of the Company’s accounting principles, internal control over financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  Pursuant to such dialogue, management prepared a report of its assessment of the Company’s internal control over financial reporting, identifying the framework used by management in assessing the effectiveness of such internal control.  In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence in relation to management and the Company, including matters outlined in the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality and efficacy of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited consolidated financial statements, as restated, be included for filing with the SEC in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  The Audit Committee and the Board of Directors have also recommended the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.

Submitted by the Audit Committee

Max E. Link, Ph.D., Chairman
Herbert H. McDade, Jr.
Marvin E. Rosenthale, Ph.D.

(1)  The material in this report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee of the Board is a Standing Committee and currently consists of Bruce A. Peacock, who acts as Chairman, Max E. Link, Ph.D. and Marvin E. Rosenthale, Ph.D.  The primary functions of the Compensation Committee include:

•	reviewing and approving corporate goals and objectives related to compensation of executive officers;
•	reviewing and making recommendations to the Board concerning executive and general compensation matters;
•	determining the compensation of the Chief Executive Officer;
•	reviewing and approving compensation arrangements for executive officers, including employment and severance agreements;
•	overseeing significant employee benefits programs, policies and equity plans for the Company’s executives, and, where appropriate, other employees;

•	reviewing and establishing guidelines for the compensation of members of the Company’s Board; and
•	reviewing and discussing with management disclosures in the Company's annual report and proxy statement related to executive compensation matters.

The Compensation Committee, in its discretion, may confer with, and consider the recommendations of, management in establishing compensation policies and in setting compensation (and the form of compensation) for executives of the Company.  The Compensation Committee may also form, and delegate its authority to, subcommittees or other committees of the Board when deemed appropriate.  In addition, the Compensation Committee may, but did not in 2010, retain special legal, compensation or other consultants to advise it on compensation matters or as it deems appropriate.  The Compensation Committee met nine times during the fiscal year ended December 31, 2010.

The Board has adopted a written Compensation Committee Charter.  The composition and responsibilities of the Compensation Committee and the attributes of its members, as reflected in its Charter, are intended to be in accordance with applicable qualitative listing requirements of Nasdaq and the rules of the SEC for corporate compensation committees.  All members of the Compensation Committee are “independent” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

The Compensation Committee generally holds meetings in conjunction with the regular meetings of the Board, though it may meet more or less frequently.  Executive compensation packages, including annual incentive bonuses for the then-current calendar year, base salary adjustments for the next calendar year and the grants of equity incentives, are typically, but may not be, discussed during the last meeting of a calendar year.

Nomination and Governance Committee

The Nomination and Governance Committee currently consists of Marvin E. Rosenthale, Ph.D., who acts as Chairman, and Herbert H. McDade, Jr. and Bruce A. Peacock.  The Nomination and Governance Committee has the authority to designate the nominees to stand for election as director at each annual meeting of the stockholders and to fill vacancies on the Board occurring between annual meetings.  Other functions of the Nomination and Governance Committee include:

•	determining the composition and structure of the Board and its committees;
•	evaluating individual members of the Board and its committees;
•	establishing procedures for director candidate nomination and evaluation; and
•	monitoring and safeguarding the independence of the Board.

The Nomination and Governance Committee considers candidates for director nominees that may be proposed by directors, the Chief Executive Officer and stockholders (see page 30).  The Nomination and Governance Committee may retain recruiting professionals to identify and evaluate director candidates, although it did not do so during 2010.  The Nomination and Governance Committee met five times during the fiscal year ended December 31, 2010.

The Nomination and Governance Committee seeks candidates who will complement the Board and provide it with diverse expertise and perspectives (functional, cultural and geographic).  In selecting nominees, the Nomination and Governance Committee assesses the independence, character, relevant expertise and experience of candidates and endeavors to collectively establish within the Board areas of core competencies, such as business judgment, management, accounting and finance, industry knowledge, leadership, strategic vision, and knowledge of domestic and international markets and marketing.  The Board may also seek nominees who are widely recognized as leaders in the fields of medicine or the biological sciences.  Additional criteria include personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to prepare for and attend meetings and participate effectively as a member of the Board.  Consideration is also given to whether the qualifications of a potential nominee complement and supplement the skills of existing members of the Board.

The Board has adopted a written Nomination and Governance Committee Charter.  The composition and responsibilities of the Nomination and Governance Committee and the attributes of its members, as reflected in its Charter, are intended to be in accordance with applicable qualitative listing requirements of the Nasdaq Market and the rules of the SEC for corporate nominating committees.  All members of the Nomination and Governance Committee are “independent” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

Compliance, Quality and Regulatory Committee

The Compliance, Quality and Regulatory Committee currently consists of Marvin E. Rosenthale, Ph.D, who acts as Chairman, and Max E. Link, Ph.D.  The primary functions of the Compliance, Quality and Regulatory Committee include:

•	providing oversight for the development, implementation, performance and enforcement of legal and regulatory compliance programs;
•	assessing the adequacy of legal and regulatory compliance programs;
•	investigating and, where appropriate, reporting compliance violations and related issues to the Board and applicable legal and regulatory authorities; and
•	establishing procedures for the receipt, retention and treatment of complaints regarding legal and regulatory compliance matters.

The Compliance, Quality and Regulatory Committee did not meet during the fiscal year ended December 31, 2010.  This is due in part to the fact that (i) the Board was updated periodically in its general meetings concerning the status of our regulatory activities, (ii) we have scaled back our regulatory activities to conserve our resources, and (iii) no potential compliance violations requiring the Committee’s attention were identified during the year.

Availability of our Audit, Compensation and Nomination and Governance Committee Charters

A current copy of our Audit Committee Charter, Compensation Committee Charter, and the Nomination and Governance Committee Charter are available on our website at http://www.discoverylabs.com.  Our website and the information contained therein or connected thereto are not incorporated into this Proxy Statement.

DIRECTOR COMPENSATION

During 2010, each of our non-employee directors received cash compensation for his services in the amount of $4,500 per quarter.  Directors who are also employees are not compensated separately for serving on the Board or any of its standing committees.  In addition, we pay our non-employee directors the following additional amounts, as applicable: (i) $1,000 per quarter for each director who served on one or more of the standing committees; and (ii) $500 per quarter for each director who served as Chairman of any of the standing committees.  The following chart summarizes the cash compensation paid to our non-employee directors during the year ended December 31, 2010.  Board-related compensation paid to Mr. Amick prior to his becoming an employee in October 2010 is included in Summary Compensation Table set forth in “Summary Compensation Tables”, at page 24.  To improve readability, the following columns have been removed from the table as there is no reportable information with respect to these items: “Stock Awards”, “Non-Equity Incentive Plan Compensation”, “Nonqualified Deferred Compensation Earnings”, and “All Other Compensation.”

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
Antonio Esteve, Ph.D.	$18,000	$4,788	$22,788
Max E. Link, Ph.D.	24,000	4,788	28,788
Herbert H. McDade, Jr.	22,000	4,788	26,788
Bruce A. Peacock	5,571	7,568	13,139
Marvin E. Rosenthale, Ph.D.	24,000	4,788	28,788

(1)
Represents the fair value on the grant date, computed in accordance with Accounting Standards Codification (ASC) Topic 718, of outstanding stock options and is not an amount that has been paid to, or realized by, the director.  The assumptions that we used are described in Note 11 – “Stock Options and Stock-based Employee Compensation,” to our consolidated financial statements for the year ended December 31, 2010, in the Form 10-K.  As of December 31, 2010, the aggregate number of option awards outstanding for each director was as follows:  Dr. Esteve – 15,666; Dr. Link – 14,333; Mr. McDade – 16,333; Mr. Peacock – 2,667, and Dr. Rosenthale – 14,333.  The ASC Topic 718 grant date value per share for options granted to Mr. Peacock in September 2010 was $ 2.84, and, to the other members of the Board in December 2010, $2.39, which in each case was the closing price per share of our Common Stock on Nasdaq on the date of grant.

Directors also are entitled to expense reimbursements for their travel, lodging and other expenses incurred in connection with attendance at meetings of the Board, Board Committee meetings and related activities.

Pursuant to our 2007 Long-Term Incentive Plan (the “2007 Plan”), our non-employee directors are entitled to receive (i) a one-time award of options for the purchase of 2,667 shares of common stock on the date of their initial election or appointment to the Board, provided that he or she has not previously been a director, and (ii) for each individual who is to continue to serve as a Director, whether or not that individual is then standing for reelection to the Board, an annual award of options for the purchase of 2,000 shares of common stock (together with the one-time award upon initial election, collectively, “Director Options”) on the date of each annual meeting of stockholders thereafter, provided he or she has served for at least six months prior to the date of the grant.  The exercise price of Director Options is equal to the fair market value of our common stock on the date of grant.  Director Options vest and become exercisable on the first anniversary of the date of grant and have a term of 10 years measured from the date of grant.  Upon cessation of Board service, each director-optionee or his or her legal representative has the right to exercise Director Options for a period of 12 months following the date of cessation of service.  Upon the death or disability of a director-optionee, all unvested Director Options vest immediately and become immediately exercisable.  The Compensation Committee, in its capacity as 2007 Plan Administrator, has discretion to extend the period during which Director Options may be exercised post-cessation of service and may also provide for vesting of Director Options that are not vested on the date of cessation of service.

We have agreed pursuant to our charter documents to indemnify our directors to the maximum extent permissible under the General Corporation Law of the State of Delaware.  In addition, we have entered into indemnity agreements with Mr. Peacock and certain of our executive officers that provide, among other things, that we will indemnify them under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as an officer, director or other agent of ours, and otherwise to the fullest extent permitted under the General Corporation Law of the State of Delaware and our Amended and Restated By-Laws (“By-Laws”).
_________________________________________

PROPOSAL 2

RATIFICATION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board, acting upon the recommendation of the Audit Committee, reappointed the firm of Ernst & Young LLP as our registered independent public accounting firm for the fiscal year ending December 31, 2011.

Although action by the stockholders in this matter is not required under the General Corporation Law of the State of Delaware, the Board believes that it is appropriate to seek stockholder action regarding this appointment in light of the critical role played by independent auditors in maintaining the integrity of our financial controls and reporting.  If the stockholders fail to ratify the appointment, the Audit Committee and the Board will reconsider whether or not to retain that firm.  Even if the appointment is ratified, the Audit Committee may engage different independent auditors at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.

Audit, Audit Related, Tax and Other Accountant Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2010 and December 31, 2009, fees for the review of quarterly reports on Form 10-Q during these periods and fees for other services rendered by Ernst & Young LLP during those periods:

Fee Category:	Fiscal 2010	% of Total	Fiscal 2009(1)	% of Total

Audit Fees	$230,000	57%	$ 270,000	83%
Audit-Related Fees	130,000	32%	24,000	7%
Tax Fees	26,000	7%	29,000	9%
All Other Fees	15,000	4%	3,000	1%
Total Fees	$401,000	100%	$ 326,000	100%
(1)	Certain Fiscal 2009 amounts have been reclassified to conform to Fiscal 2010 classifications.

Audit Fees are fees that we paid to Ernst & Young LLP for: the audit of our annual consolidated financial statements; the review of the consolidated financial statements included in our quarterly reports on Form 10-Q and fees related to the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether we maintain effective internal control over financial reporting in all material respects.  The decrease in Audit Fees in 2010, as compared to 2009, was due primarily to the fact that because we were categorized as a smaller reporting company under the SEC regulations at the end of 2010, we were not required to include in our Form 10-K an attestation report from our independent auditors on our internal controls over financial reporting.

Audit-Related Fees are fees for services related to registration statements and other offering memoranda and activities related to the restatement of our consolidated financial statements for the periods ended from June 30, 2009 through June 30, 2010 that we filed in November 2010 to reclassify certain warrants as derivative liabilities instead of equity.

Tax Fees consisted of tax compliance/preparation and other tax services.  No portion of these tax fees related to financial information or operational system design or implementation services.

All Other Fees are fees for any services not included in another category.

The Audit Committee or a designated member of the Audit Committee pre-approved all audit and non-audit services rendered to us by Ernst & Young LLP in 2010.

The Audit Committee has considered whether the provision of all other services by Ernst & Young LLP is compatible with maintaining the independence of Ernst & Young LLP and has concluded that Ernst & Young LLP is independent.

Pre-Approval Policies

The Audit Committee pre-approves specified audit and non-audit services to be provided by our independent auditors prior to the engagement of our independent auditors.  With respect to other audit and non-audit services, a designated member of the Audit Committee has the authority to approve any additional audit services and permissible non-audit services, provided the Chairman of the Audit Committee informs the Audit Committee of such approval at its next regularly scheduled meeting.  Our Chief Financial Officer monitors the performance of all services rendered by our independent auditors, determines whether such services are within the list of pre-approved services and informs the Audit Committee on a timely basis of any such services.

On an ongoing basis, our Chief Financial Officer, together with our independent auditor, is responsible to submit to the Audit Committee all requests for approval of services that require a specific pre-approval.  The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services.  On a periodic basis, management reports to the Audit Committee the actual spending for such projects and services compared to the approved amounts.  The Audit Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee of the Audit Committee, provided that any such pre-approvals are reported at the next Audit Committee meeting.

Representatives of Ernst & Young LLP are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

Required Vote and Recommendation

The affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this Proposal 2.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

______________________________________

PROPOSAL 3

PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 100 MILLION SHARES

The Board, subject to approval of our stockholders, has authorized an amendment (the “Share Amendment”) to our Certificate of Incorporation to increase the number of authorized shares of Common Stock available for issuance from 50 million to 100 million.  The additional Common Stock to be authorized by adoption of the Share Amendment would have rights identical to our currently outstanding shares of Common Stock.  The number of authorized shares of our preferred stock (“Preferred Stock”) will not be affected by the Share Amendment.  The number of shares of our authorized Preferred Stock will be maintained at five million.

The Board has adopted, declared advisable and directed to be submitted to the stockholders the proposed Share Amendment to amend the first paragraph of paragraph A. of Article FOURTH thereof to read in its entirety as follows:

A. Authorization.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 105,000,000, consisting of 100,000,000 shares of Common Stock, par value $.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”).

The Share Amendment would become effective upon its approval by our stockholders and the subsequent filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to our Certificate of Incorporation.

Purpose of the Share Amendment

Our Board believes that, to effectively execute our current strategies, we must be in a position to respond quickly to strategic and market opportunities that may arise, which opportunities may involve the issuance of additional shares of Common Stock.  If we are unable to successfully raise sufficient additional capital, through strategic and collaborative arrangements with potential partners and/or future debt and equity financings, we will likely not have sufficient cash flow and liquidity to fund our activities, which could significantly limit our ability to continue our operations.  Of the 50 million shares of Common Stock that are presently authorized under our Certificate of Incorporation, as of June 30, 2011, approximately 39.9 million shares of Common Stock are either issued and outstanding or reserved for issuance under our equity incentive plans, our 401(k) benefit plan, our Committed Equity Financing Facilities, or upon exercise of outstanding warrants.  As a result, only approximately 10.1 million shares are currently available for future issuance.  Based on the closing market price per share on July 15, 2011 ($2.59), under current market conditions, we expect that we might raise less than $12 million from an offering of these remaining shares, which our Board believes is not adequate to attract potential strategic partners or to support our capital requirements in the future.  Accordingly, our Board has directed that we submit Proposal 3 to the stockholders for approval to increase the number of authorized shares of Common Stock from 50 million to 100 million.

At our 2010 Annual Meeting, our stockholders approved a 1-for-15 reverse split and a reduction in the number of authorized shares of our Common Stock from 380 million to 50 million.  The Board anticipated at that time that 50 million shares of authorized Common Stock would be sufficient to support continued funding (through potential strategic alliances, financings and other similar transactions) of our research and development activities and operations while we continued our efforts to gain marketing approval in the United States for our lead product, Surfaxin® for the prevention of respiratory distress (RDS) in premature infants.  To potentially satisfy certain specific concerns of the U.S. Food and Drug Administration (“FDA”) related to our fetal rabbit biological activity test (“BAT”), we conducted a comprehensive preclinical program involving the BAT and a well-established preterm lamb model of RDS.  These activities have been guided and informed by multiple interactions with the FDA, which have sharpened our understanding of the FDA’s requirements, such that we now believe that we may be in a position to gain marketing approval for Surfaxin in the first quarter 2012.  During the conduct of the comprehensive preclinical program, due in part to our inability to more quickly reduce the uncertainty concerning the BAT, we were not able to enter into any strategic alliances or collaboration agreements to fund our activities.  Therefore, to avoid a potential liquidity crisis, in February 2011 we conducted a a public offering from which we received net proceeds of approximately $21.6 million.  As a result, we believe we have sufficient cash to support our activities through the first quarter of 2012.  However, that financing significantly depleted the number of authorized shares of Common Stock available for future issuance.

In the third quarter 2011, we expect to file with the FDA the Complete Response to our new drug application (“NDA”) for Surfaxin.  If we are successful, after a six-month FDA review period, the FDA could grant us approval to market Surfaxin in the United States in the first quarter 2012.  If we are successful, we will require additional capital to fund the commercial introduction of Surfaxin, including for manufacturing, distribution, regulatory compliance and marketing and sales activities.  To support our commercial activities, we may enter into one or more collaboration agreements that could include the issuance of Common Stock.  If we choose to maximize the revenue potential of Surfaxin and initiate the commercial introduction of Surfaxin in the United States on our own, we will have significant capital requirements to fund our commercial activities.  In any event, it will be important to have an adequate capital structure to support our activities.  The Share Amendment, therefore, is a critical component of our plans for the potential commercial introduction of Surfaxin, if approved.

We are also currently implementing a regulatory plan to potentially commercially introduce Afectair™, a series of novel patient interface adapters and related componentry that are based on our proprietary patient interface technology that we developed as an important component of Aerosurf® (our initial aerosolized KL4 surfactant that we are developing for the treatment of RDS).  Afectair simplifies the effective delivery of aerosolized medication to critical-care patients requiring ventilatory support (either intermittent mechanical ventilation or continuous positive airway pressure) by introducing aerosolized medications into the ventilatory stream close to the patient and simplifying the connections to the ventilator circuitry without compromising ventilatory support.  We are planning to seek marketing authorization for Afectair and believe that we potentially could gain marketing authorization (i) for the initial Afectair product, in the first half of 2012 in the U.S. and later in 2012 in the European Union; and (ii) for Afectair Duo, in late 2012 in the U.S. and in first half of 2013 in the European Union.  If successful, we will require capital over time to manufacture and sell Afectair, either using our own resources or pursuant to distribution arrangements.  If successful, we believe that, after an up-take period following introduction of Afectair, revenues in the U.S. and the five largest countries in the European Union could potentially be between $50 million and $75 million in the fourth full year of sales, which could occur as early as 2016.

For our other product candidates, we require additional capital to fund our research and development programs, and commercialization activities, if approved.  We are making judicious investments in the development of Surfaxin LS™, our initial lyophilized KL4 surfactant, and Aerosurf to address RDS.  We prefer to advance these programs through strategic alliances and collaboration agreements, which could involve the issuance of shares of Common Stock, although there can be no assurance that we will be successful in concluding any such transaction.  The additional shares authorized under the Share Amendment are needed to support these activities.

Moreover, the Share Amendment will benefit us by providing our Board the authority and flexibility to pursue a variety of other business and financial objectives without further action of the stockholders, although in certain situations, even if the Share Amendment is approved, we will still be required to seek stockholder approval of significant transactions, such as certain financings involving the issuance of our Common Stock representing more than 20% of our issued and outstanding shares at a discount to the then-current market value of our Common Stock, or a corporate transaction, such as a merger, acquisition or other business combination.  Although we do not currently plan to conduct such a financing, based on the closing market value of our stock on July 15, 2011 ($2.59), the additional shares represented by this Proposal 3, if issued all at once in a financing under current market conditions, could potentially enable us to raise net proceeds of approximately $52 million to support these important research and development programs and initiatives and sustain our operations.

As we seek to execute on our corporate strategies, we may be required to issue shares (i) in connection with any potential strategic alliance, (ii) to fund our continuing research and development programs for our pipeline candidates currently under development, (iii) to meet our working capital needs and other capital-raising activities, (iv) to continue to issue options pursuant to our equity incentive plans, and to issue shares upon exercise of options, as needed to attract and retain key management and professional personnel, (v) to continue issuing shares in connection with our company match under our 401(k) Plan, and (vi) for general and other strategic and corporate purposes, as well as, in the long-term, to consider potential joint ventures, acquisitions of additional businesses, stock dividends or distributions.  The issuance of additional shares may take the form of (a) partnering transactions involving the issuance of securities pursuant to exemptions from the registration requirements of the Securities Act, (b) private financings that we may seek to effect pursuant to exemptions from the registration requirements of the Securities Act, or (c) public offerings.  Although there are presently no confirmed plans, arrangements or understandings with respect to any specific transaction that would result in the issuance of any of the shares of our Common Stock that would become available for issuance if the Share Amendment were approved, we continue to seek to engage in discussions with potential strategic and financial partners.

Potential Effects of the Share Amendment

The Share Amendment will not alter the current number of issued shares or change the relative rights and limitations of the shares of Common Stock.  However, because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued Common Stock, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock.  In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the Common Stock.  If these factors were reflected in the price per share of our Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected.  An issuance of additional shares could therefore have an effect on the potential realizable value of a stockholder’s investment.

The proposed increase in the authorized number of shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  An increase in our outstanding shares could potentially deter takeovers, including takeovers that our Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult.  For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement.  Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

If Proposal 3 is not approved, we may be unable to enter into transactions that require the issuance of Common Stock, which could include strategic alliances and collaboration arrangements, or undertake additional financings without first seeking stockholder approval, a process that would require a special meeting of stockholders, is time-consuming and expensive and could impair our ability to efficiently raise capital when needed, if at all.  If our stockholders do not approve Proposal 3 by the required vote, we will not have access to the additional authorized shares of Common Stock and may be forced to further limit development of many, if not all, of our drug product candidates and further cut back on our activities to conserve our cash resources.  If we do not have a sufficient number of authorized shares to enable us to secure required capital, we may be forced to curtail all of our activities and, ultimately, potentially could be forced to cease operations.

No appraisal rights:  Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights in connection with the filing of an amendment to a Certificate of Incorporation to implement the Share Amendment and we will not independently make those rights available to our stockholders.

Required Vote and Recommendation

The affirmative vote of at least a majority of the outstanding shares of our Common Stock eligible to vote at the Annual Meeting will be required to approve the Share Amendment.  As a result, it is likely that, for this Proposal to be approved, we will need the affirmative vote of a substantial number of stockholders attending the Annual Meeting in person or by proxy.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE APPROVAL OF THE SHARE AMENDMENT.

_________________________________________

PROPOSAL 4

PROPOSAL TO APPROVE THE DISCOVERY LABORATORIES, INC.
2011 EQUITY INCENTIVE PLAN

The Board has adopted, subject to the approval of our stockholders, and declared advisable and directed to be submitted to our stockholders a proposal to approve the Discovery Laboratories, Inc. 2011 Equity Incentive Plan (“2011 Plan”), with 3.7 million shares of Common Stock reserved for issuance thereunder.

The purposes of the 2011 Plan are to encourage selected employees, directors and consultants to acquire a proprietary interest in the future growth and performance of the Company, to generate an increased incentive to contribute to our future success and prosperity, thus enhancing our value for the benefit of our stockholders, and to enhance our ability to attract and retain exceptionally qualified individuals upon whom, in large measure, our sustained progress, growth and profitability depend.

This section summarizes the 2011 Plan, and is qualified in its entirety by the full text of the 2011 Plan, which is included in Appendix II to this proxy statement.  Capitalized terms used in this Proposal are defined in the 2011 Plan.  If approved by stockholders, the 2011 Plan replaces the 2007 Plan effective upon approval by our stockholders and no further awards will be granted under the 2007 Plan.  Awards outstanding under the 2007 Plan will continue to be governed by the terms of the 2007 Plan (and the applicable award agreements), although any shares returnable to the 2007 Plan as a result of cancellations, expirations and forfeitures will become available for issuance under the 2011 Plan.  On its effective date, the 2007 Plan replaced the Amended and Restated 1998 Stock Incentive Plan (“1998 Plan”), such that no further options are issuable under the 1998 Plan, although certain awards remain outstanding, and are governed by the terms of, the 1998 Plan (shares returnable to the 1998 Plan due to cancellations, expirations and forfeitures are not available for re-issuance under the 2007 Plan and will not be available under the 2011 Plan, if approved).

If the 2011 Plan is not approved, we will have remaining only approximately 0.1 million shares (plus any shares that might in the future be returned to the 2007 Plan as a result of cancellations, expirations and forfeitures) available for future grant under the 2007 Plan and thereafter will not be able to grant additional options under the 2007 Plan.  The Board expects that this amount will be insufficient to retain the talent and expertise required to accomplish our long-term goals and strongly recommends that our stockholders approve the 2011 Plan.

The outstanding options under the 2007 Plan and the 1998 Plan total in the aggregate 812,422 shares, or approximately 3% of our outstanding shares.  The following table sets forth an analysis of the exercise prices of all outstanding options as of June 30, 2011:

Options Exercise Price Range	Weighted Average Price	Options Outstanding(1) (shares)	% of Options Outstanding	Options as % of Shares Outstanding(2)
< $15.00	$5.63	31,767	6%	.13%

$15.01 - $30.00	$25.07	179,879	22%	.74%

>$ 30.01	$71.95	600,776	72%	2.48%

		812,422		3.35%

(1) Outstanding options do not include 130,001 restricted stock awards (RSAs) that are issued but unvested as of June 30, 2011.
(2) As of June 30, 2011, 24,234,912 shares of Common Stock were issued and outstanding.

As noted in the table, approximately 94% of all outstanding options are exercisable at prices that exceed $15.00 per share (“higher priced options”).  The Board believes that these higher-priced options may be less likely to be exercised than lower-priced options.  Therefore, in evaluating the incentives available for management and our employees generally, the Board places less weight on the potential realization of these higher-priced options.  The Board believes that, to retain our executive and professional personnel, it is important to provide additional long-term incentives by augmenting these options with newer options exercisable at prices that more closely reflect our current market value per share (subject to appropriate limitations, including vesting schedules).

The Board believes that the 2011 Plan is necessary and important to ensure that we have a sufficient share reserve to grant equity incentives at levels deemed appropriate by the Compensation Committee and the Board.  Without the 2011 Plan, we believe that there is an increased risk of losing our directors, officers and professional personnel to competitors and other companies whose compensation arrangements include greater long-term equity incentives and equity-based programs.  In addition, without the 2011 Plan, we may not be able to attract and provide long-term incentives to new executives and other professional talent that we may need to achieve our research and development goals and, if our products are approved, to maximize the revenue potential of our products through effective introduction of our products and professional medical and marketing support of our commercial activities.

In approving the 2011 Plan and recommending it to our stockholders, the Board also considered the following factors:

•	Our current management and key employees hold approximately 0.6 million, or 73% of the total options outstanding. The remaining approximately 27% are held by former employees and consultants;
•
The outside expiration date for the higher-priced options is February 2019 and the average remaining life of these options is 4.6 years.  Approximately 32,185 higher-priced options are expected to expire unexercised prior to December 31, 2011.

•
Options that are more likely to expire out-of-the-money are generally issued under the 1998 Plan.  Shares related to these options will not, upon expiration, become available for re-issuance as the 1998 Plan has expired and no further awards can be made under the 1998 Plan.

Required Vote and Recommendation

The affirmative vote of a majority of the shares or our Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, excluding broker non-votes, will be required to approve the 2011 Plan.  See, “How are stockholder votes counted?” at page 3.

THE BOARD RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” THE 2011 PLAN.

_________________________________________

DESCRIPTION OF THE 2011 PLAN

The 2011 Plan was adopted by the Board on July 28, 2011, to be effective only upon approval of our stockholders.  The principal features of the 2011 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2011 Plan itself, which is attached to this Proxy Statement as Appendix II.  Copies of the 2011 Plan may also be obtained by writing to us at 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976, attention Corporate Secretary, Legal Department.

Eligibility.  Any of our employees, directors or consultants are eligible to participate in the 2011 Plan.  As of July 15, 2011, we had approximately 73 full-time and part-time officers and employees, six directors and an estimated 20 consultants that are eligible participants under the 2011 Plan.

Administration.  Under the 2011 Plan, a committee of at least two directors who are both “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act is responsible for the administration of the 2011 Plan.  Our Board has designated the Compensation Committee (the “Committee”) to be the responsible committee to administer the 2011 Plan.  Under the terms of the 2011 Plan, the Committee has the authority to:

•	establish rules and guidelines for the administration of the 2011 Plan;
•	select the employees, directors and consultants to whom awards are granted and to make such grants;
•	determine the size and types of awards to be granted and the number of shares covered by such awards;
•	set the terms and conditions of such awards (including the prices, consideration to be paid, expiration dates and other material conditions upon which such awards may be exercised);
•	prescribe award agreements evidencing or setting the terms of such awards (which need not be the same for each participant); and
•	determine whether, to what extent, and under what circumstances awards may be canceled, forfeited or suspended.

The Committee has the sole discretion to administer, make determinations under and interpret the 2011 Plan.  The Committee may delegate its authority under the 2011 Plan to one or more members of the Committee or our officers in accordance with the terms and limitations of the 2011 Plan.

Shares Available for Awards.  Shares delivered pursuant to an award may consist of authorized and unissued shares or treasury shares.  If any shares covered by an award under the 2011 Plan or under our 2007 Long-Term Incentive Plan are forfeited or otherwise terminated or settled without delivery of shares, then the shares covered by such an award shall again be available for granting awards under the 2011 Plan.  In an acquisition, any awards made and any of the shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company will not be counted against shares available for granting awards under the 2011 Plan.

Stock Options and Stock Appreciation Rights.  The Committee may award stock options in the form of nonqualified stock options or incentive stock options, or stock appreciation rights, each with a maximum term of ten years.  The Committee will establish the vesting schedule for stock options and the method of payment for the exercise price, which may include cash, shares, other awards or other property.  The exercise price for an option shall not be less than 100% of the fair market value of one share on the date of grant, subject to certain adjustments described below. The Committee will establish the per-share stock grant price, which shall not be less than 100% of the fair market value of one share on the date of grant, subject to certain adjustments described below.  The Committee shall also establish the vesting schedule and the method of settlement of stock appreciation rights, which may include cash, shares or other property, and whether or not a stock appreciation right will be freestanding or in tandem or combination with any other award.  A stock appreciation right confers upon the recipient the right to receive, upon exercise of a vested stock appreciation right, the excess of the fair market value of one share on the date of exercise over the per-share grant price.

Restricted Stock and Restricted Stock Units.  The Committee may award restricted stock and restricted stock units and establish the applicable restrictions, including any limitation on voting rights or the receipt of dividends.  The Committee may establish the manner and timing under which restrictions may lapse.  If employment is terminated during the applicable restriction period, shares of restricted stock and restricted stock units still subject to restriction will be forfeited, except as determined otherwise by the Committee or as provided in the applicable award agreement.

Performance Awards and Other Stock-Based Awards. The Committee may grant performance awards, which may be denominated in cash, shares, other securities or other awards and payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods, as established by the Committee. Performance criteria are such measures, as determined by the Committee, which are used to measure performance during a performance period. The Committee may designate performance criteria from among the following either individually, alternatively, or in any combination, applied either to us as a company or to a business unit or related subsidiary, measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated company group:

•	achieving specified milestones in the discovery, development, commercialization or manufacturing of one or more of our product candidates;
•	obtaining debt or equity financing;
•	achieving personal management objectives;
•
achieving sales, revenue, net income (before or after taxes), net earnings, earnings per share, return on total capital, return on equity, cash flow, cash flow from operations, operating profit and/or margin rate targets.

Performance criteria may be subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or business, or related to a change in accounting principle, or otherwise.  The Committee may grant other stock-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares, under the terms and conditions as the Committee will determine.

Dividend Equivalents.  The Committee may grant dividend equivalent awards that entitle the participant receiving such award the right to receive payments equivalent to dividends or interest with respect to the number of shares and on the terms as determined by the Committee.  The Committee may provide that the amounts (if any) of such awards will be deemed to have been reinvested in additional shares or otherwise reinvested.  With respect to dividend equivalents on restricted stock units, unless otherwise determined by the Committee, such dividend equivalents will be either (A) paid with respect to such restricted stock units at the dividend payment date in cash or unrestricted shares, or (B) deferred with respect to such restricted stock units, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in restricted stock units, other awards or other investment vehicles, as the Committee shall determine or permit a participant to elect, and will be paid when the restricted stock units to which they relate are settled.  Unless otherwise determined by the Committee, cash, shares and other property distributed in connection with a stock split or stock dividend, and other property distributed as a dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock and restricted stock units with respect to which such shares or other property have been distributed.

Transferability and Per-Person Limitations.  Awards are not transferable other than by will or the laws of descent and distribution unless determined otherwise by the Committee.  Awards may not be pledged or otherwise encumbered.  The number of shares with respect to which stock options and stock appreciation rights may be granted during any year to an individual participant will not exceed 1.5 million shares, and the number of shares with respect to which restricted stock, restricted stock units, performance awards and other stock-based awards that may be granted in any year to an individual participant will not exceed 750,000 shares, subject to adjustment as described below.  The aggregate number of shares subject to awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code granted in any calendar year to any one individual (taking into account the maximum number payable based on performance exceeding target objectives) shall not exceed three million shares (in the case of awards denominated in shares) or $5 million (in the case of awards settled in cash) per calendar year.  In the case of an award with a multi-year performance period, these limits shall apply to each full or partial calendar year in the performance period.

Adjustments.  In the event of certain corporate transactions or events affecting the number or type of our outstanding common shares, including, for example, a dividend or other distribution (whether in cash or stock), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or issuance of warrants, the Committee will make adjustments as it deems appropriate.  These adjustments include changing the number and type of shares to be issued under the 2011 Plan and outstanding awards; changing the per-participant limitations on awards and the grant, purchase or exercise price of outstanding awards; and changing the limit on the total amount of restricted stock, restricted stock units, performance awards or other stock-based awards that may be granted.  The Committee may also make adjustments in the terms of awards in connection with certain acquisitions, and make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting us or our financial statements or of changes in applicable laws, regulations, or accounting principles.

Termination.  Unless otherwise provided in the award agreement, in the event that a participant’s employment or service is terminated for cause, such participant’s unvested or unexercised awards shall immediately be forfeited or terminate, as applicable.  On the death or disability of a participant, such participant’s restricted stock awards shall become nonforfeitable, and exercisable unexercised options or stock appreciation rights may, during the term of such award, be exercised within the 12 months after such participant’s death, and within ninety 90 days after termination on account of disability.  On termination for any other reason, the participant’s forfeitable restricted stock awards shall be forfeited, and the participant’s exercisable unexercised options or stock appreciation rights may be exercised during the term of such award not later than three months after such termination.  On termination for cause, or in the event a participant breaches post-termination covenants, we may repurchase for a period of one year at the lesser of the purchase price or fair market value all or a portion of shares acquired upon exercise of an award or require a participant to repay the amount of profits derived by participant upon the disposition of shares underlying an award during the previous three years.

Plan Term.  The 2011 Plan will become effective upon the approval by our stockholders at the 2011 Annual Meeting and will terminate on the date on which no shares remain available for delivery under the 2011 Plan and we have no further rights or obligations under the 2011 Plan with respect to outstanding awards under the 2011 Plan, unless earlier terminated in accordance with the provisions of the 2011 Plan.

Amendments.  Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2011 Plan in whole or in part at any time, except that, without prior shareholder approval:

•	no material amendment shall be made for which shareholder approval is required by law, regulation, or stock exchange;
•	no amendment may increase the number of shares available for award under the 2011 Plan except through adjustments as described above; and
•
no amendment will permit the re-pricing of options, stock appreciation rights or other stock-based awards (whether through replacement, cancellation and re-grant or by lowering the exercise price or grant price of a previously granted award).

•	The Committee may waive conditions or amend the terms of awards, or otherwise amend or suspend awards already granted subject to certain conditions.

Change in Control.  Except as otherwise provided in a participant’s employment, consulting or other applicable agreement, in the event of a Change in Control, the vesting of outstanding options and stock appreciation rights will automatically be accelerated and become immediately exercisable, unless such awards are assumed by the successor corporation, replaced with an equivalent cash incentive program or the acceleration of such awards is subject to other limitations under the applicable award agreement.  In the event of a Change in Control, outstanding restrictions on restricted stock awards will terminate automatically, and shares subject to such restrictions will immediately vest in full, except to the extent such repurchase rights are assigned to the successor corporation or such awards are subject to other limitations under the applicable award agreement or would trigger additional taxes under Section 409A of the Internal Revenue Code of 1986, as amended.

Federal Income Tax Consequences.  The grant of an option or stock appreciation right will create no tax consequences for the participant or us at the time of the grant.  A participant will have no taxable income upon exercise of an incentive stock option except that the alternative minimum tax may apply.  Upon exercise of an option other than an incentive stock option, or a stock appreciation right, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise or grant price.  Upon a disposition of shares acquired by exercise of an incentive stock option on or before the earlier of the second anniversary of the grant of such incentive stock option or the first anniversary of the exercise of such option, the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the incentive stock option shares minus the exercise price.  Otherwise, a participant’s disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.  Other awards under the 2011 Plan, including restricted stock and restricted stock units will generally result in ordinary income to the participant equal to the value of the award at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered shares or other awards.

Section 83.  A participant may elect under Section 83(b) of the Code to be taxed at the time of grant of restricted stock or other restricted property on the value of the property at that time rather than to be taxed when restrictions or the risk of forfeiture lapses on the value of the property at that time, and we would have a deduction available at the same time and in the same amount as the participant recognizes income.  However, if the participant subsequently forfeits the shares or property, he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which her or she previously paid tax.  Except as discussed below, we generally will be entitled to a tax deduction at the time and equal to the amount recognized as ordinary income by the participant in connection with an option, stock appreciation right, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant.  Thus, we will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the incentive stock option holding periods.

Section 162(m).  Section 162(m) of the Code limits the amount of compensation we may deduct with respect to its Chief Executive Officer and each of the other Named Executive Officers (other than the Chief Financial Officer) to $1 million per year.  However, this limitation does not apply to certain performance-based compensation.  Subject to stockholder approval of the Plan, including the performance goals described in this proxy statement, we intend that stock options and stock appreciation rights, and also restricted stock and restricted stock units granted under the 2011 Plan that are subject to such performance goals may qualify as performance-based compensation exempt from the  $1 million deductibility cap.  A number of requirements must be met in order for particular compensation to so qualify, and in certain circumstances the Committee may, in its discretion, determine to provide awards that are not exempt from the $1 million deductibility cap, and thus there can be no assurance that such compensation under the 2011 Plan will be fully deductible.  In addition, restricted stock and other awards that are not subject to the specified performance goals, generally will not qualify for the exemption for performance-based compensation, and compensation paid to certain executive officers may not be deductible.

Section 409A.  Some restricted stock units and other awards subject to deferral features (excluding certain exempted short-term deferrals) may be subject to Section 409A of the Code, which regulates deferral arrangements.  In such cases, the settlement of the award would have to meet certain restrictions in order for the participant not to be subject to accelerated tax and a tax penalty at the time of vesting rather than at the time of settlement.  One significant restriction would be a requirement that the timing of the settlement not be controlled by the participant’s exercise of discretion.  If the participant is subject to accelerated tax at the time of vesting (instead of the time of settlement), the company’s deduction would also be accelerated.  We intend that awards under the 2011 Plan will generally be structured to meet applicable requirements under Section 409A.

This general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2011 Plan.  Different tax rules may apply to specific participants and transactions under the 2011 Plan, particularly in jurisdictions outside the United States.

New Plan Benefits

As the 2007 Plan has had insufficient shares available for grant, the Compensation Committee has not made periodic grants to our officers and employees, except in certain limited circumstances, for approximately two years.  If the 2011 Plan is approved, the Compensation Committee plans to reinstitute its practice of considering periodic awards to our officers and certain of our non-officer employees, in particular, to retain and provide incentives that will align the interests of our officers and employees with those of our stockholders and to restore long-term compensation incentives over time to a level that corresponds to other comparable biopharmaceutical and life sciences companies.  The Compensation Committee has initiated a review of long-term incentive targets for our executives with a view to revising target award ranges to reflect the current structure of our executive team.  In determining awards for officers and employees, the Compensation Committee will consider, among  other things, that most of the current options held by officers and employees have exercise prices that are not likely to be greater than the market value of our Common Stock prior to expiration and therefore will likely not be exercised.

If our stockholders approve both Proposals 3 and 4 and if the Compensation Committee is satisfied with, among other things, our progress in advancing our research and development programs, including the potential approvals of Surfaxin for the prevention of RDS in premature infants and Afectair, the Compensation Committee will likely make awards to certain officers and key employees immediately following the Annual Meeting, although there can be no assurance that the Compensation Committee will make any such awards.  To determine the size of individual grants to executives, the Compensation Committee will consider a number of other factors, including the scope of an executive's job responsibilities, individual performance and contribution to the achievement of our corporate goals over the past two years, the expected contribution of the executive to achieving our corporate goals in the future, the size and value of any prior grants and whether any were awarded to the executive over the last two years, and the size and frequency of grants by comparable biopharmaceutical and life sciences companies.

In addition, although the 2011 Plan does not provide for annual grants to non-executive directors, the Compensation Committee  plans to consider continuing the practice of making annual awards to non-employee directors.  To determine an appropriate level of awards for non-executive directors, the Compensation Committee has initiated a market survey of similarly situated companies.

In making its determinations, the Compensation Committee will rely, among other criteria noted above, on market surveys such as the Radford Life Sciences Survey (the “Radford Survey”), a compilation of compensation information for over 480 biotech and pharmaceutical companies, and is reported based upon such criteria as company size, geographic location, title and job responsibilities.  The Compensation Committee does not have a policy of adhering to a strict formulaic process to determine the weighting of components of compensation.  Rather, the Compensation Committee will assess the totality of the circumstances, and may, in its discretion, consider and give weight to such additional factors as an individual’s overall contribution, teamwork skills and leadership qualities.

On July 15, 2011, the closing market price per share of our common stock, The NASDAQ Capital Market® symbol: DSCO, was $2.59.
_________________________________________

OTHER BUSINESS

The Board is not aware of any matters which will be brought before the Annual Meeting other than those specifically set forth herein.  If any other matter properly comes before the Annual Meeting, it is intended that the persons named in and acting under the enclosed proxy or their substitutes will vote thereon in accordance with their best judgment.

INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE VOTED UPON

None of the nominees for election as Director or our executive officers, or any associate of a nominee or executive officer, has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter included in the Proposals to be acted upon at the Annual Meeting.  This determination is made without regard to any interest arising from the ownership of our Common Stock where the holder receives no extra or special benefit not shared on a pro rata basis by all other stockholders.

EXECUTIVE OFFICERS

Information about our Executive Officers, including their names and positions with us, and their ages, work history and education, are set forth in our Form 10-K/A, which is a part of our Annual Report to Stockholders being delivered to stockholders together with this proxy statement.  Effective July 31, 2011, David L. Lopez, Esq., CPA, Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, resigned his position.  We entered into a Separation Agreement with Mr. Lopez providing for certain benefits and commitments. (see, “Executive Employment Agreements,” below).  The Board approves the election of officers annually and such officers serve until the meeting of the Board following the next annual meeting of the stockholders and, if applicable, until their successors are duly elected and qualified.

Family Relationships

There are no family relationships among directors or executive officers of the Company.

SUMMARY COMPENSATION TABLES

Named Executive Officers

The following table summarizes, for the years 2010 and 2009, the compensation of (1) the individual who was serving as our principal executive officer during 2010 and (2) the two most highly-compensated executive officers (other than the principal executive officer) who were serving as executive officers on December 31, 2010 ranked by their total compensation for the fiscal year ended December 31, 2010, to whom we collectively refer herein as our “Named Executive Officers.”

To improve readability, the following columns have been removed from the table as there is no reportable information with respect to these items: “Non-Equity Incentive Plan Compensation”, and “Nonqualified Deferred Compensation Earnings”.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Award ($)(1)	Option Award ($) (2)	All Other Comp. ($)		Total ($)

W. Thomas Amick	2010	$330,333	(3)	$–		$92,000	$4,257	$44,961	(4)	$471,551
Chairman of the Board and	2009	131,090	(3)	–			19,926	50,000	(4)	201,016
Chief Executive Officer

John G. Cooper	2010	313,375		50,000	(5)	66,000	–	8,250		437,625
President, Chief Financial	2009	307,000		–			–	8,250		315,250
Officer and Treasurer

David L. Lopez, Esq., CPA(6)	2010	307,000		–		49,500	–	8,063		364,563
Executive Vice President,	2009	307,000		–			–	7,500		314,500
General Counsel, Chief Compliance Officer and Secretary

(1)
  Represents the fair value of the stock awards as of the date of grant, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC Topic 718), “Stock Compensation.”  The assumptions that we utilized are described in Note 11, “Stock Options and Stock-based Employee Compensation,” to our consolidated financial statements for the year ended December 31, 2010, in the Form 10-K.  The amounts reported in the table have not been paid to, nor realized by, the Named Executive Officer.  The date of the grant to Messrs. Cooper and Lopez was September 27, 2010.  The date of the grant to Mr. Amick was October 18, 2010.  The Stock Awards will vest upon the earliest to occur of the following events: (i) the second anniversary of the date of grant; (ii) the date of issuance by the U. S. Food and Drug Administration (FDA) of a marketing approval with respect to our New Drug Application (NDA) for Surfaxin for the prevention of RDS in premature infants; or (iii) the effective date of a strategic alliance, collaboration agreement or other similar arrangement between ourselves and one or more third parties providing for support for the development and/or commercialization of one or more of our lead research and development programs – Surfaxin, Surfaxin LS™ or Aerosurf® (whether a transaction meets this requirement shall be determined by our Board of Directors in its sole discretion); provided, that the awardee shall be actively providing services to us on the vesting date.  Under the terms of the Lopez Agreement (see, “Executive Employment Agreements”, below), Mr. Lopez was granted the right to continue to hold his RSA for 15,000 shares, subject to continued vesting in accordance with its terms and conditions without any requirement that he be actively providing Service.  Mr. Lopez’s options will expire in accordance with their terms 90 days after the effective date of his resignation.

(2)
 Represents the grant date fair value of the stock options computed in accordance with ASC Topic 718.  The assumptions that we utilized are described in Note 11, “Stock Options and Stock-based Employee Compensation,” to our consolidated financial statements for the year ended December 31, 2010, in the Form 10-K.  The amounts reported in the table have not been paid to, nor realized by, the Named Executive Officer.  The Compensation Committee approved a grant in 2010 to Mr. Amick of an option to purchase 2,000 shares, and, in 2009, an option to purchase 4,000 shares, the fair value of which is reported in the column titled “Option Award.”  The option granted in 2010 has an exercise price of $2.70, which is the closing price of our common stock on the date of grant, and a term of 10 years and vested as to all shares on the first anniversary of the date of grant, July 7, 2011.  The option granted in 2009 has an exercise price of $7.35, a term of 10 years and vested as to all shares on the first anniversary of the date of grant, September 3, 2010.  The exercise price in each case is the closing price of our common stock on Nasdaq or on The Nasdaq Global Market, as applicable, on the date of grant.

(3)
Represents $247,000 paid in 2010 under the terms of a non-employee executive agreement (the “Interim CEO Agreement”) dated as of September 3, 2009 with Mr. Amick, and an additional $83,333 in salary paid to Mr. Amick in 2010 under his Employment Agreement.  In 2009, we paid Mr. Amick $131,090 under the Interim CEO Agreement.

(4)
Represents director compensation paid to Mr. Amick in each of 2010 and 2009, respectively, as follows:  Fees Earned or Paid in Cash (reported in the column titled “All Other”) - $31,500 and $50,000.  For 2010, the amount reported also includes tax gross-up payments of $4,640.  See also, “Director Compensation.”

(5)
Represents special bonus awarded at the time that Mr. Cooper was elected President to acknowledge his executive management responsibility and efforts during the transition from the departure of our former President and Chief Executive Officer through Mr. Amick’s tenure as Interim Chief Executive Officer.

(6)	Mr. Lopez resigned his position effective July 31, 2011 and is no longer an officer.

Executive Employment Agreements

We have entered into employment agreements (the “Agreements”) with Messrs. Amick, Cooper and Lopez on substantially similar terms.  Effective July 31. 2011, Mr. Lopez resigned his position as our Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer.  Pursuant to the terms of a Separation Agreement dated as of July 12, 2011 (“Lopez Agreement”), Mr. Lopez will receive certain benefits, described below, in lieu of benefits under his Agreement.  For informational purposes, the following description of the Agreements includes the terms of Mr. Lopez’s Agreement.  The Agreements expire on May 4, 2012 and are subject to automatic renewal for one year additional terms, provided that neither party provides notice of non-renewal in accordance with the employment agreements.  The Agreements include a 12-month post-employment noncompetition agreement and provide for confidentiality and the assignment of all intellectual property rights to the Company.  As of July 15, 2011, the base salaries under the Agreements for Messrs. Amick, Cooper and Lopez are $400,000, $325,000, and $307,000, respectively.  The Agreements also provide for the following benefits:

•
Upon termination by us without Cause or by the executive for Good Reason, as defined in the employment agreements, the executive is entitled to: a lump sum payment that is equal to one and one half times the sum of his base salary then in effect and the largest annual cash bonus received by the executive in the three fiscal years immediately preceding the date of termination; continuation of health benefits (or their equivalent) for the executive and the members of the executive’s family who were participating in the Company’s health and welfare plans at the time of termination for a period of one and one-half years following the date of termination, reduced to the extent that a subsequent employer provides the executive with substantially similar coverage (on a benefit-by-benefit basis).

•
Upon termination in connection with a change of control, the executive is entitled to: a lump sum payment that is equal to two and one half times the sum of his base salary then in effect and the largest annual cash bonus received by the executive in the three fiscal years immediately preceding the Change in Control; continuation of health benefits (or their equivalent) for the executive and the members of the executive’s family who were participating in the Company’s health and welfare plans at the time of termination for a period of two and one-half years following the date of termination, reduced to the extent that a subsequent employer provides the executive with substantially similar coverage (on a benefit-by-benefit basis).

•
Upon termination by us without Cause or by the executive for Good Reason, or in the event of Change in Control, in each case as defined in the employment agreements, the executive is entitled to: a pro rata bonus payable in a lump sum payment that is equal to the largest annual cash bonus received by the executive in the three fiscal years immediately preceding the Change in Control or termination, multiplied by a fraction the numerator of which is the number of days the executive was employed with the Company in the current fiscal year and the denominator of which is 365; outplacement counseling assistance in the form of reimbursement for reasonable expenses incurred by the executive within 12 months following the date of termination, up to a maximum amount of $40,000; to the extent that the executive is subject to certain excise taxes under Section 4999 of the Internal Revenue Code, reimbursement of those excise taxes; and any additional federal, state, local and excise tax resulting from such gross-up payments and accelerated vesting of unvested stock options and restricted stock and other awards, if any, under our Equity and Long-Term Incentive Plans.

•
Upon a Change in Control and assuming the executive remains employed with the acquirer, the executive’s annual bonus in each of the two fiscal years immediately following the Change in Control must be at least equal to the largest annual cash bonus received by the executive in the three fiscal years immediately preceding the Change in Control.  In addition, a termination is considered “termination in connection with a Change in Control” if the executive’s employment is terminated other than for Cause or by the executive for Good Reason during the 24 months following the Change in Control.

In addition, we have agreed to reimburse Mr. Amick for certain expenses incurred associated with travel, local housing and other incidentals, to be paid in accordance with guidelines of the Internal Revenue Service, and subject to tax gross-up payments.  In 2010, Mr. Amick incurred $7,977 in reimbursable expenses and was paid a tax-gross payment of $4,640.  In 2011, through June 30, Mr. Amick has incurred $16,632 in reimbursable expenses.  The tax-gross up payment for 2011 will be calculated and paid at year-end.

Pursuant to the terms of the Lopez Agreement, from and after July 31, 2011, in lieu of benefits provided under his Agreement, Mr. Lopez will receive: (1) his accrued and unpaid salary and vacation pay through July 31, 2011; (2) the right to continue to hold a restricted stock award (“RSA”) for 15,000 shares, subject to continued vesting in accordance with the terms and conditions of his RSA without any requirement that he be actively providing Service (as defined in the RSA); (3) reimbursement of COBRA medical and insurance premiums for a period of up to 18 months depending on the circumstances; and (4) reimbursement of up to $10,000 for use of outplacement services if Mr. Lopez has not secured full time employment as a practicing attorney or corporate professional by May 1, 2012.  In addition, on February 1, 2012, (i) Mr. Lopez shall pay any outstanding principal and accrued interest on a promissory note issued to us in 2001, and (ii) we will pay Mr. Lopez $400,000 in separation pay.  If Mr. Lopez fails to pay the Note on or prior to February 1, 2012, we will reduce the separation pay by the amount due under the and the Note shall be deemed to be paid in full (as of June 30, 2011, the outstanding aggregate principal amount of the Note was $171,952).  The Lopez Agreement also contains a general release of claims by the parties and a 12-month non-competition covenant by Mr. Lopez.

Outstanding Equity Awards at Fiscal Year-End 2010

The following table shows the number of shares covered by exercisable and unexercisable options and unvested restricted stock awards (including grants that vest contingently upon the occurrence of a specified milestone) held by the Named Executive Officers on December 31, 2010.  The market values reported below were computed on the basis of the closing market price of our stock on Nasdaq on December 31, 2010 of $3.33.

To improve readability, the following columns have been removed from the table as there is no reportable information with respect to these items: “Option Awards – Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options”, “Stock Awards: Number of Shares or Units of Stock That Have Not Vested”, and “ Stock Awards–Market Value of Shares or Units of Stock That Have Not Vested”.

	Option Awards						Stock Awards (RSAs)
Named Executive Officer	No. of Securities Underlying Unexercised Options –Exercisable		No. of Securities Underlying Unexercised Options – Unexercisable		Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

W. Thomas Amick	1,667	(1)			$156.45	3/23/14			$–
	2,000	(1)			130.95	9/14/14
	1,667	(1)			94.20	5/13/15
	2,000	(1)			23.85	6/8/16
	2,667	(1)			49.05	6/21/17
	2,000	(1)			30.45	6/11/18
	4,000	(1)			7.35	9/3/19
			2,000	(1)	2.70	7/7/20
							26,667	(8)	88,801

John G. Cooper	5,334	(2)			44.55	12/10/11
	7,000	(2)			25.80	6/27/12
	2,000	(2)			28.35	11/5/12
	5,333	(4)			41.25	12/13/12
	5,333	(3)			121.19	9/12/13
	13,333	(5)			137.55	12/15/13

	Option Awards						Stock Awards (RSAs)
Named Executive Officer	No. of Securities Underlying Unexercised Options –Exercisable		No. of Securities Underlying Unexercised Options – Unexercisable		Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	5,000	(6)			97.05	8/12/14
	5,000	(5)			135.30	12/17/14
	3,333	(2)			105.15	1/3/16
	16,666	(2)			33.78	5/17/16
	13,333	(2)			36.90	12/15/16
	10,667	(2)			49.05	6/21/17
	10,000	(2)			39.15	12/11/17
	5,926	(7)	2,963	(7)	18.15	12/12/18
	11,852	(7)	5,926	(7)	28.95	12/12/18
							20,000	(8)	66,600

David L. Lopez(9)	1,000	(2)			61.35	5/10/11
	3,000	(2)			31.50	9/21/11
	1,667	(2)			25.80	6/27/12
	2,000	(2)			28.35	11/5/12
	4,666	(4)			41.25	12/13/12
	6,667	(3)			121.19	9/12/13
	10,000	(5)			137.55	12/15/13
	3,334	(6)			97.05	8/12/14
	4,667	(5)			135.30	12/17/14
	3,334	(2)			105.15	1/3/16
	16,667	(2)			33.75	5/17/16
	14,667	(2)			36.90	12/15/16
	10,667	(2)			49.05	6/21/17
	10,000	(2)			39.15	12/11/17
	3,705	(7)	1,851	(7)	18.15	12/12/18
	7,407	(7)	3,704	(7)	28.95	12/12/18
							15,000	(8)	49,950
______________________
(1)
These options vested and became exercisable (or will vest and become exercisable) on the first anniversary of the date of grant, and expire as listed above, which is the tenth anniversary of the date of grant.

(2)
These options vested and became exercisable (or will vest and become exercisable) in four equal installments on the date of grant and on the first, second and third anniversary of the date of grant, and expire as listed above, which is the tenth anniversary of the date of grant.  See also, note 9.

(3)
These options vested and became exercisable as follows: one fourth on the date of grant and thereafter in twenty-four equal installments at the close of each of the following twenty-four months.  The options expire, as listed above, on the tenth anniversary of the date of grant.  See also, note 9.

(4)	These options vested and became exercisable on December 13, 2006. The options expire, as listed above, on the tenth anniversary of the date of grant. See also, note 9.

(5)
As granted, these options vested and became exercisable as follows: one fourth on the date of grant and thereafter in thirty-six equal installments at the close of each of the following thirty-six months.  In December 2005, the Compensation Committee accelerated the vesting of all stock options that at the time had an exercise price of $135.30 or greater, subject to a written “lock-up” agreement which has since expired. The options expire, as listed above, on the tenth anniversary of the date of grant.  See also, note 9.

(6)
These options vested and became exercisable as follows: one fourth on the date of grant and thereafter in thirty-six equal installments at the close of each of the following thirty-six months.  The options expire, as listed above, on the tenth anniversary of the date of grant.  See also, note 9.

(7)
These options vest and become exercisable in three equal installments on the first, second and third anniversary of the date of grant, and expire as listed above, which is the tenth anniversary of the date of grant.  See also, note 9.

(8)
These RSAs will vest upon the earliest to occur of the following events: (i) the second anniversary of the date of grant; (ii) the date of issuance by the FDA of a marketing approval with respect to our NDA for Surfaxin for the prevention of RDS in premature infants; or (iii) the effective date of a strategic alliance, collaboration agreement or other similar arrangement between ourselves and one or more third parties providing for support for the development and/or commercialization of one or more of our lead research and development programs – Surfaxin, Surfaxin LS or Aerosurf  (whether a transaction meets this requirement shall be determined by our Board of Directors in its sole discretion); provided, that the awardee shall be actively providing services to us on the vesting date.  See also, note 9.

(9)
Pursuant to the Lopez Agreement, Mr. Lopez is entitled to retain his RSA subject to continued vesting in accordance with its terms without any requirement that he be actively providing Service (as defined in the RSA).  However, Mr. Lopez’s options will expire in accordance with their terms 90 days after the effective date of his resignation.

Retirement Benefits

During 2010, none of our Named Executive Officers participated in any plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement, other than our 401(k) savings plan (“401(k) Plan”).  Under the 401(k) Plan, eligible employees (as defined in the 401(k) Plan) may elect to make pre-tax deferrals or Roth deferrals up to 70% of annual compensation (which is limited for this purpose in 2010 to $245,000, but in any event not more than $16,500).  The 401(k) Plan also permits (i) rollover contributions and (ii) catch up contributions by employees over the age of 50.  Under the 401(k) Plan, we may make matching contributions, which in 2010 equaled 50% of an employee’s deferred compensation, paid quarterly in the form of shares of our common stock determined by reference to the lower of (i) the average closing price of shares of our common stock on all trading days in the applicable quarter, or (ii) the closing price of our common stock on the last trading day of the quarter.

Participant contributions are fully vested when made.  Employer contributions generally vest in full over the first three years of service (as defined in the 401(k) Plan), with 34% vesting upon the anniversary of the first year of service, 33% vesting upon the anniversary of the second year of service, and 33% vesting upon the anniversary of the third year of service, provided, that a participant may not dispose of any shares of our common stock representing the employer contribution until all shares are fully vested at the end of the third year of service.  The 401(k) Plan does not permit the acquisition or holding of employer securities, other than the shares of our common stock credited to participant accounts to satisfy the employer match.  The 401(k) Plan contains standard provisions covering breaks in service, payment of expenses out of plan assets, hardship distributions, and distributions upon termination of employment, including retirement.

The 401(k) Plan is intended to be a qualified plan under the rules and regulations of the Internal Revenue Service.  We act as Plan Administrator, the trustee and custodian of plan assets is The Charles Schwab Trust Company and the third party administrator is Sentinel Benefits & Financial Group.  As Administrator, and with the assistance of Sentinel Benefits & Financial Group, we determine the list of funds that will be made available to participants, who then direct the investment of their participant account balances among those funds.  In addition, participants may elect to place their entire plan assets (other than shares of our common stock from the employer match that are not vested) in a self-directed brokerage account with Charles Schwab & Co., Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the transaction described below, there were no transactions between us and any person that is a related party to us since the beginning of our fiscal year ended December 31, 2010, and none are currently proposed.  Any proposed transaction between us and any related party that involves an amount in excess of $120,000 must be submitted to, and reviewed and approved by, the Audit Committee of the Board.  The Audit Committee will make its determination based on the particular circumstances of the proposed transaction, including whether the proposed transaction is in our best interest and does not involve an expense in excess of that which would likely be incurred in an arms’ length transaction.  In reviewing such transactions, the Audit Committee refers to our written corporate policies related to conflicts of interest and related party transactions.

On July 12, 2011, we entered into the Lopez Agreement with David L. Lopez, Esq., CPA, related to his resignation as our Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer.  The terms of the Agreement are described under “Executive Employment Agreements”, above.  In connection with an existing loan that we made to Mr. Lopez in 2000 as part of an incentive for Mr. Lopez to relocate to our headquarters in Bucks County, PA, the largest amount of principal outstanding during 2010 and through June 30, 2011 was $177,533.81 ($180,943.06 in 2009), the amount of principal outstanding as of June 30, 2011 was $171,952.32 ($177,533.81 at December 31, 2009), the amount of principal paid during the last fiscal year was $3,655.70 ($3,409.25 in 2009), and interest (at a fixed rate of 7% per annum) paid during the last fiscal year was $12,311.56 ($12,558.01 in 2009).  Under the terms of the Lopez Agreement, Mr. Lopez will satisfy the related note in full on or before February 1, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, officers (including a person performing a principal policy-making function) and persons who beneficially own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company.  Reporting Persons are required by SEC regulations to furnish us with copies of all filings they file make under Section 16(a) and we are required to identify those Reporting Persons who failed to make such filings timely.  Based solely on a review of the copies of any such filings made available to us and written representations from our officers and directors, we believe that all Reporting Persons complied with the filing requirements under Section 16(a) of the Exchange Act during the year ended December 31, 2010, except for the following: Thomas F. Miller, Ph.D., MBA, SVP and Chief Operating Officer; Robert Segal M.D., Senior Vice President; and Messrs Cooper and Lopez each inadvertently failed to timely file a Form 4 with respect to the disposition of shares to satisfy tax withholding obligations related to the vesting of RSAs in January 2010.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may send general communications, including stockholder proposals, to our Board, Chairman of the Board or any individual director.  These communications may be sent in the form of a letter to our principal executive offices as follows: c/o Corporate Secretary, Discovery Laboratories, Inc., 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622.  All communications will be reviewed by the Corporate Secretary and, unless otherwise indicated in such communication, submitted to the Board, Chairman or individual director, as appropriate.

STOCKHOLDER NOMINATIONS FOR CANDIDATES FOR DIRECTOR
FOR NEXT YEAR'S ANNUAL MEETING

The Nomination and Governance Committee of the Board will consider any candidate timely submitted by stockholders of record at the time of any such nomination in compliance with applicable SEC rules and our Amended and Restated By-Laws (the “By-Laws”).  Assuming that next year’s annual meeting is held within 30 days of the anniversary of this year’s Annual Meeting, to be considered timely, any stockholder nomination must be in compliance with the procedure set forth in our By-laws and received no earlier than March 18, 2012 and no later than April 17, 2012 and should be sent to the Nomination and Governance Committee, c/o Corporate Secretary, 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622.  The Nomination and Governance Committee determines, in its sole discretion, whether any such candidate qualifies for candidacy under the criteria described above and in the charter of the Nomination and Governance Committee.

Stockholders’ nominations for candidates for election at the 2012 Annual Meeting must be submitted in writing to our Corporate Secretary and, to be in proper form, must include the following information about the proposed candidate: (i) the candidate’s name, age, business address and residence address, (ii) the candidate’s principal occupation or employment, (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the candidate, (iv) a representation that the candidate does not have, nor will not have, any undisclosed voting commitments or other arrangements with respect to such candidate’s actions as a director, (v) any other information relating to the candidate or such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (vi) a written consent of the candidate to being named as a nominee and to serve as a director if elected.

Stockholders’ nominations must include the following information about the nominating stockholder: (a) the nominating stockholder’s name and record address, (b) the class or series and number of shares of our capital stock owned beneficially or of record by the nominating stockholder, (c) a description of all arrangements, material relationships, or understandings between such stockholder and each proposed candidate and any other person or persons pursuant to which the nomination is to be made by such stockholder, (d) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the candidate, (e) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of our capital stock or with a value derived in whole or in part from the value of any class or series of shares of our capital stock, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital stock or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation; (f) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of our capital stock; (g) any short interest in any security of ours (for this purpose, the stockholder shall be deemed to have a short interest in a security if such stockholder directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (h) any rights to dividends on the shares of our capital stock owned beneficially by such stockholder that are separated or separable from the underlying shares; (i) any proportionate interest in shares of our capital stock or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (j) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of our capital stock or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date; and (k) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  From time to time, the Board may change the process through which stockholders may recommend candidates to the Nomination and Governance Committee.  Please refer to our website at http://www.discoverylabs.com for changes in this process.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at our next annual meeting of stockholders must be submitted in writing in compliance with applicable SEC rules and our Amended and Restated By-Laws to the Corporate Secretary at our principal executive offices, 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622.  If the 2012 Annual Meeting is held within 30 days of the anniversary of the 2011 Annual Meeting, such proposals must be in compliance with our By-laws and received by us no earlier than March 18, 2012 and no later than April 17, 2012.  If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials.  In that event, we will issue a statement designating the date by which such proposals must be received.  To avoid controversy as to the date on which we receive a proposal, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

To be in proper form, Stockholders’ proposals must include a brief description of the proposal desired to be brought before the meeting and the reasons for bringing such proposal at the meeting, as well as the following information about the proposing stockholder: (a) the proposing stockholder’s name and record address, (b) the class or series and number of shares of our capital stock owned beneficially or of record by the proposing stockholder, (c) a description of all arrangements, material relationships, or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal by such proposing stockholder and any material interest of such proposing stockholder in such business, (d) a representation that such proposing stockholder intends to appear in person or by proxy at the meeting to offer the proposal, and include the information set forth in items (e) through (k) of the information required with respect to Stockholder nominations of candidates for election to the Board described above under the heading “Stockholder Nominations for Candidates for Director for Next Year's Annual Meeting,” above.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders will be “householding” our proxy materials.  A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in “householding.”  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future, you may (1) if your shares are held in street name, notify your broker, or (2) if your shares are carried on the books of our transfer agent, (a) direct a written request to: Investor Relations, Discovery Laboratories, Inc., 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622 or (b) contact our Corporate Secretary at (215) 488-9300.  If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, you should contact your broker.  In addition, for shares carried on the books of our transfer agent, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to stockholders at a shared address to which a single copy of the documents was delivered.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us.  Proxies will be solicited principally through the mail.  We have engaged Morrow & Co., LLC to assist in the solicitation of proxies for the annual meeting and will pay Morrow & Co., LLC a fee of approximately $8,000, plus reimbursement of out-of-pocket expenses.  The address of Morrow & Co., LLC is 470 West Avenue, Stamford, CT 06902.  Further solicitation of proxies from some stockholders may be made by our directors, officers and regular employees personally, by telephone, telegraph or special letter.  In addition, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers whose shares of Common Stock are registered in nominee name.  We will reimburse such persons for their reasonable out-of-pocket costs.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC, is available to stockholders without charge at http://www.sec.gov or at http://www.discoverylabs.com, or upon written request addressed to Discovery Laboratories, Inc., Attn.: Investor Relations, 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622.

Forward-Looking Statements

To the extent that statements in this Proxy Statement are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of our product development or otherwise as to future events, such statements are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements contained in this Proxy Statement are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made.  Such risks and others are further described in our filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.  Any forward-looking statement in this Proxy Statement speak only as of the date on which it is made. We assume no obligation to update or revise any forward-looking statements.

*           *           *

The prompt voting of your shares will ensure a quorum and save us the expense of further solicitation.  Your cooperation in giving this matter your immediate attention is greatly appreciated.

By Order of the Board of Directors,

/s/ Mary B. Templeton
Mary B. Templeton, Esq.
Corporate Secretary

Warrington, Pennsylvania
August 15, 2011

Appendix 1

FORM OF CERTIFICATE OF AMENDMENT TO
THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DISCOVERY LABORATORIES, INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Discovery Laboratories, Inc. a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "General Corporation Law"),

DOES HEREBY CERTIFY:

1.            That the name of this corporation is Discovery Laboratories, Inc. (the “Corporation”), and that the Corporation was originally incorporated pursuant to the General Corporation Law on November 6, 1992 under the name Ansan, Inc.

2.           That thereafter, the Stockholders duly approved the following amendment to the Corporation's Amended and Restated Certificate of Incorporation, as previously amended and the amendment set forth below shall become effective upon the filing and effectiveness pursuant to the General Corporation Law of this of Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation:

The first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation is amended and restated to read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 105,000,000, consisting of 100,000,000 shares of Common Stock, par value $.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $.001 per share (the “Preferred Stock”).”

3.           Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as previously amended, remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this [________] day of October, 2011.

By:
	Name:	W. Thomas Amick
	Title:	Chairman of the Board and
Chief Executive Officer

APPENDIX II

DISCOVERY LABORATORIES, INC.
2011 LONG-TERM INCENTIVE PLAN

SECTION 1.                         PURPOSE

The purposes of this 2011 Long-Term Incentive Plan (the “Plan”) are to encourage selected Employees, Directors and Consultants of Discovery Laboratories, Inc. (together with any successor thereto, the “Company”) and its Subsidiaries to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Subsidiaries to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.  This Plan shall be effective on the Effective Date (as defined in Section 16 below).

SECTION 2.                         DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock-Based Award, or cash granted under the Plan.

(b)
“Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the Company as evidencing any Award granted under the Plan.

(c)	“Board” shall mean the Board of Directors of the Company.

(d)
“Cause”, with respect to any Employee or Consultant of the Company or a Subsidiary, shall have the meaning set forth in such person’s employment, consulting or other applicable agreement, or, in the absence of any such agreement or if such term is not defined in any such agreement, shall mean any one or more of the following, as determined by the Committee:

(i)	willful misconduct or gross negligence in the performance of such person’s duties;

(ii)
willful and continued failure or refusal to perform satisfactorily any duties reasonably requested in the course of such person’s employment by, or service to, the Company (other than a failure resulting from such person’s disability); or

(iii)
fraudulent, dishonest or other improper conduct engaged in by such person that causes, or has the potential to cause, harm to the Company or any of its Subsidiaries, or its or their business or reputation, including, without limitation, such person’s violation of any policies of the Company applicable to such person, such person’s violation of laws, rules or regulations applicable to such person, criminal activity, habitual drunkenness or use of illegal drugs.

(e)
“Change in Control” shall have the meaning, if any, set forth in a Participant’s employment, consulting or other applicable agreement, or, if such term is not defined in any such agreement, shall mean either a “Change in Control” as defined in subsection (e)(i) or a “409A Change in Control” as defined in subsection (e)(ii), as specified in the applicable Award Agreement.  If no definition is specified, the term shall mean a 409A Change in Control.

(i)	A “Change in Control” shall mean the occurrence of any of the following events:

(A)
the acquisition, directly or indirectly by any Person (other than the Company, any trustee or other fiduciary under an employee benefit plan of the Company, or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Company’s outstanding securities;

(B)
a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board ceases to consist of Incumbent Members, which term means members of the Board on the first day of such period and any person becoming a member of the Board subsequent to such date whose election or nomination for election was approved by not less than two-thirds of the members of the Board who then comprised the Incumbent Directors;

(C)
the Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, by reason of their being stockholders of the Company, fifty percent (50%) or less of the voting stock of the combined entity; or

(D)
a liquidation of the Company, a sale of all or substantially all of the Company’s assets, or a merger, consolidation or similar transaction in which the Company is not the surviving entity or survives as a wholly-owned or majority-owned subsidiary of another entity.

(ii)	“409A Change in Control” shall mean the occurrence of any of the following events:

(A)any Person (other than (1) the Company, or (2) any trustee or other fiduciary under an employee benefit plan of the Company), is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Grantee’s Employer (as defined below) by reason of having acquired such securities during the 12-month period ending on the date of the most recent acquisition (not including any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the total voting power of the Grantee’s Employer’s then outstanding voting securities;

(B)
the majority of members of the Board of the Grantee’s Employer is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of the Grantee’s Employer before the date of the appointment;

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(C)
there is consummated a merger or consolidation of the Grantee’s Employer or any subsidiary thereof with any other corporation or other entity, resulting in a change described in clauses (A), (B), (D), or  (E) of this definition, other than (1) a merger or consolidation that would result in the voting securities of the Grantee’s Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than sixty percent (60%) of the total voting power of the voting securities of the Grantee’s Employer or such surviving or parent entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company or the Grantee’s Employer (or similar transaction) in which no Person, directly or indirectly, acquired forty percent (40%) or more of the total voting power of the then outstanding securities of the Grantee’s Employer (not including any securities acquired directly from the Company or its Affiliates);

(D)
a liquidation of the Grantee’s Employer involving the sale to any Person of at least forty percent (40%) of the total gross fair market value of all of the assets of the Grantee’s Employer immediately before the liquidation; or

(E)
the sale or disposition by the Grantee’s Employer or any direct or indirect subsidiary of the Grantee’s Employer to any Person (other than any Subsidiary) of assets that have a total fair market value equal to forty percent (40%) or more of the total gross fair market value of all of the assets of the Grantee’s Employer and its subsidiaries (taken as a whole) immediately before such sale or disposition (or any transaction or related series of transactions having a similar effect), other than a sale or disposition by the Company or the Grantee’s Employer or any direct or indirect subsidiary of either to an entity at least sixty percent (60%) of the total voting power of the voting securities of which is beneficially owned by shareholders of the Company or the Grantee’s Employer in substantially the same proportions as their beneficial ownership of the Company or the Grantee’s Employer immediately prior to such sale.

For purposes of this subsection 2(e)(ii), “Grantee’s Employer” shall mean (1) the corporation for which the Grantee directly provides services or (2) the corporation that is liable for payments of deferred compensation to Grantee (if any) hereunder, or (3) a corporation that is a majority shareholder of either such corporation, or any corporation in a chain of corporations each of which is a majority shareholder of another corporation in the chain, ending with the corporation described in (A) or (B).

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(g)
“Committee” shall mean a committee of the Board, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan and composed of not less than two Directors.  Each member of the Committee shall qualify as an “outside director” as defined under Section 162(m) of the Code and the regulations promulgated thereunder and as a “non-employee director” under Rule 16b-3 promulgated under the 1934 Act, and shall satisfy any other requirements designated by the Board.  To the extent the Committee has delegated authority (including as described in Section 3(b)) the term “Committee” shall refer to such delegate.

(h)
“Consultant” shall mean any person, including a Director, who is not an Employee and who is engaged by the Company or any Subsidiary thereof, to render services to or for the benefit of the Company or any Subsidiary and is compensated for such services.

(i)	“Director” shall mean a member of the Board.

(j)
“Disability” for each respective Participant shall have the meaning set forth in the Participant’s employment agreement, Award Agreement or other similar agreement with the Company; provided, that if such term is not defined in any such agreement to which the Participant is a party or if Participant is not a party to any such agreement, then “Disability” shall mean (i) with respect to any ISO, a permanent and total disability, within the meaning of Section 22(e)(3) of the Code, and (ii) with respect to any deferred compensation subject to Code Section 409A such term as defined in Treasury Regulation Section 1.409A-3(i)(4)(i)(A) or (B) or 1.409A-3(i)(4)(iii), or (iii) for any other purpose, “disability” as defined in the Company’s long term disability program applicable to the Grantee (or that would be applicable to the Grantee if the Grantee elected coverage).

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(k)	“Dividend Equivalent” shall mean any right granted under Section 10 of the Plan.

(l)	“Eligible Person” shall mean an Employee, Director or Consultant.

(m)
“Employee” shall mean any person treated as an employee (including officers and directors) in the records of the Company or any Subsidiary and who is subject to the control and direction of the Company or any Subsidiary with regard to both the work to be performed and the manner and method of performance.  For purposes of the Plan, the payment of a director’s fee by the Company to a Director shall not be sufficient to constitute “employment” of the Director by the Company.

(n)
“Fair Market Value” of a Share on any date of reference shall be determined by the Committee, in its sole discretion, and may be different for different purposes.  For this purpose, the Fair Market Value of a Share on any trading day shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the price of the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or shall be determined by any other reasonable method using actual transactions in the Shares as reported on such market.  The determination of fair market value for purposes of setting the exercise price or strike price of an award also may be determined using an average selling price during a specified period that is written 30 days before or 30 days after the applicable valuation date, provided the Committee irrevocably commits to grant the Award with an exercise or strike price set using such an average selling price before the beginning of the specified period, or (ii) if clause (i) is not applicable, the mean of the high bid and low asked quotations for a Share as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Shares on at least five of the 10 preceding trading days.  If the information set forth in clauses (i) and (ii) above is unavailable or inapplicable to the Company (e.g., if the Shares are not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the value as determined by the Committee by the reasonable application of a reasonable valuation method.

(o)	“Incentive Stock Option” and “ISO” shall mean an option granted under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(p)	“1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(q)	“Non-Qualified Stock Option” shall mean an option granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

(r)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(s)	“Other Stock-Based Award” shall mean any right granted under Section 11 of the Plan.

(t)	“Participant” shall mean an Eligible Person granted an Award under the Plan.

(u)	“Performance Award” shall mean any right granted under Section 9 of the Plan.

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(v)
“Performance Criteria” shall mean any quantitative and/or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company or any individual Participant during a Performance Period, including any Qualifying Performance Criteria.

(w)	“Performance Period” shall mean any period as determined by the Committee in its sole discretion.

(x)	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

(y)
“Qualifying Performance Criteria” shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or related Subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: achieving specified milestones in the discovery and development, commercialization or manufacturing of one or more of the Company product candidates, obtaining debt or equity financing, achieving personal management objectives, achieving sales, revenue, net income (before or after taxes), net earnings, earnings per share, return on total capital, return on equity, cash flow, cash flow from operations, operating profit and/or margin rate targets, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise.

(z)	“Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(aa)	“Restricted Stock” shall mean any award of Shares granted under Section 8 of the Plan.

(bb)	“Restricted Stock Unit” shall mean any right granted under Section 8 of the Plan that is denominated in Shares.

(cc)
“Shares” shall mean the common shares of the Company par value $0.001 per share, and such other securities as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(dd)	“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

(ee)	“Subsidiary” shall mean a subsidiary company as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

(ff)	“2007 Plan” shall mean the Company’s 2007 Long-Term Incentive Plan as amended from time to time.

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SECTION 3.                         ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any changes in law and regulations in jurisdictions in which Participants will receive Awards.

(a)	Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

(i)	designate Participants and grant Awards under the Plan;

(ii)	determine the size and type or types of Awards to be granted to each Participant under the Plan;

(iii)	determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)	determine the terms and conditions of any Award, and to prescribe Award Agreements evidencing or setting terms thereof, which need not be the same for each Participant;

(v)
determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi)
determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)	interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(viii)	establish, amend, suspend, or waive such rules and guidelines;

(ix)	appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(x)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xi)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Subsidiary. Subject to the requirements of applicable law and regulations, actions of the Committee may be taken by:

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(i)	a subcommittee, designated in writing by the Committee;

(ii)
the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan; or

(iii)
one or more officers or managers of the Company or any Subsidiary, or a committee of such officers or managers, to whom authority to perform such functions as the Committee may determine, to the fullest extent permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law and the Company’s bylaws, have been delegated and whose authority is subject to such terms and limitations set forth by the Committee in writing, and whose authority shall not extend to any matter relating to Participants who are officers or directors of the Company for purposes of Section 16 of the 1934 Act.

SECTION 4.                         SHARES AVAILABLE FOR AWARDS

(a)	Shares Available.

(i)
Subject to adjustment as provided in Section 4(b) and to the terms of this Section 4, the total number of Shares reserved and available for delivery pursuant to Awards granted under the Plan shall be (A) three million, seven hundred-thousand (3,700,000), plus (B) the number of shares that, immediately prior to the Effective Date, remain available for issuance or delivery under the 2007 Plan; plus (C) the number of shares subject to awards under the 2007 Plan which become available for grant under the Plan in accordance with Section 4(c) after the Effective Date.

(ii)
The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.  Shares subject to an Award or an award under the 2007 Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated or settled without delivery of the full number of Shares subject to such Award to the Participant will again be available for Awards.  In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or an Affiliate, shares delivered or to be delivered in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.  This Section 4(a)(ii) shall apply to the number of Shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.  Because Shares will count against the number reserved upon delivery (or later vesting) and subject to these share counting rules, the Committee may determine that Awards may be outstanding that relate to more Shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of Shares in excess of the number then available under the Plan.  The Company shall at all times during the term of the Plan retain as authorized and unissued Shares or treasury Shares at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

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(iii)	Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(iv)	Upon the Effective Date, no further Awards shall be granted under the 2007 Plan.

(b)	Adjustments.

(i)
In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised) or otherwise affects the Shares, then the Committee shall adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan:

(A)	the number and type of Shares or other securities which thereafter may be made the subject of Awards;

(B)	the number and type of Shares or other securities subject to outstanding Awards;

(C)	the number and type of Shares or other securities specified as the annual per-participant limitation under Sections 14(e), (f), and (g);

(D)	the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(E)	other value determinations applicable to outstanding awards;

provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(ii)
In the event the Company or any Subsidiary shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

(iii)
The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Subsidiary, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

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(c)
Prior Plans. Except as otherwise provided herein, (i) any award made under the Company’s Amended and Restated 1998 Stock Incentive Plan, as amended before the expiration of such plan, shall continue to be subject to the terms and conditions of such plan and the applicable award agreement, and (ii) any award made under the 2007 Plan before the Effective Date shall continue to be subject to the terms and conditions of the 2007 Plan and the applicable award agreement.

SECTION 5.                         ELIGIBILITY

Any Eligible Person shall be eligible to be designated a Participant.

SECTION 6.                         OPTIONS

The Committee is authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)
Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee no later than the date of grant of such Option; provided, however, and except as provided in Section 4(b), that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(b)	Option Term. The term of each Option shall be specified in the applicable Award Agreement and shall not exceed ten (10) years from its date of grant.

(c)
Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which and the circumstances under which (including based on achievement of performance goals and/or future service requirements) an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares (including Shares deliverable on exercise), other Awards, or other property that does not have a deferral feature, (including through “net exercise” or “cashless exercise” arrangements to the extent permitted by applicable law), or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made, and the method or forms in which Shares will be delivered or deemed delivered in satisfaction of Options.  In addition, the Committee may allow a Participant to exercise any Option by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell Shares and deliver the sale proceeds directly to the Company to the extent required to pay the Option exercise price.

(d)
Incentive Stock Options. Only employees (as determined in accordance with Section 3401(c) of the Code) of the Company or a Subsidiary may be granted Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall be designed to comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.  In addition, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Non-Qualified Stock Options) to the extent that either (1) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (2) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

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SECTION 7.                         STOCK APPRECIATION RIGHTS

The Committee is authorized to grant Stock Appreciation Rights to Eligible Persons.  Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right as specified by the Committee.

(a)
Grant Price. The grant price of any Stock Appreciation Right shall be determined by the Committee no later than the date of grant, provided, however, that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, and if a Stock Appreciation Right is granted in tandem to an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(b)	Term. The term of each Stock Appreciation Right shall be specified in the applicable Award Agreement and shall not exceed ten (10) years from the date of grant.

(c)
Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including achievement of performance goals and/or future service requirements, and the method of exercise, method of settlement, form of consideration payable in settlement (whether cash, Shares or other property) and the methods or forms in which Shares will be delivered or deemed to be delivered, and whether or not a Stock Appreciation Right shall be freestanding or in tandem or combination with any other Award).

SECTION 8.                         RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a)	Grant. The Committee is authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons.

(b)
Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may deem appropriate.  Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock or Restricted Stock Unit promptly after such restrictions have lapsed.

(c)
Registration. Any Restricted Stock or Restricted Stock Units granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

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(d)
Consideration.  A Participant shall pay such consideration for Restricted Stock as the Committee may require; provided that the minimum consideration for shares of Restricted Stock (other than treasury shares) shall be the par value of such Shares.

(e)
Forfeiture. Upon termination of service during the applicable restriction period, except as set forth herein or in the applicable Award Agreement or as otherwise determined by the Committee, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall automatically be forfeited and reacquired for no additional consideration by the Company.

(f)
Dividend Equivalents.  Unless otherwise determined by the Committee, and subject to Section 10, Dividend Equivalents on Restricted Stock Units shall be either (A) paid with respect to such Restricted Stock Units at the dividend payment date in cash or unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Units, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in Restricted Stock Units, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect, and shall be paid when the Restricted Stock Units to which they relate are settled.  Notwithstanding the foregoing, Dividend Equivalents (whether in the form of Restricted Stock Units or otherwise) on Restricted Stock Units that are contingent on satisfying performance criteria shall be forfeited if the Restricted Stock Units to which they relate are forfeited or otherwise not earned.  Unless otherwise determined by the Committee, cash, Shares or other property distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock and Restricted Stock Units with respect to which such Shares or other property has been distributed.

SECTION 9.                         PERFORMANCE AWARDS

The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Criteria and such additional conditions or terms as the Committee may designate.  Performance Awards may be made in cash.  Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:

(a)	may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, or other Awards; and

(b)
shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such Performance Periods as the Committee shall establish.

SECTION 10.                         DIVIDEND EQUIVALENTS

The Committee is hereby authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

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SECTION 11.                         OTHER STOCK-BASED AWARDS

The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 11 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, or other Awards, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, and except as provided in Section 4(b), shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

SECTION 12.                         TERMINATION OF EMPLOYMENT OR SERVICE

(a)
For Cause.  Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service is terminated for Cause (i) the Participant’s Restricted Stock or Restricted Stock Units that are then forfeitable shall thereupon be forfeited, and (ii) any unexercised Option, Stock Appreciation Right, Performance Award, Other Stock-Based Award or cash Award shall terminate effective immediately upon such termination of employment or service.

(b)
On Account of Death.  Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates on account of death (or if a Participant dies within ninety (90) days following termination of employment due to Disability), then:

(i)	the Participant’s Restricted Stock and Restricted Stock Units that were forfeitable shall thereupon become nonforfeitable;

(ii)
any unexercised Option or Stock Appreciation Right, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the term of such Award) after the death of the Participant by (A) his or her personal representative or by the person to whom an Option or Stock Appreciation Right, as applicable, is transferred by will or the applicable laws of descent and distribution or (B) the Participant’s designated beneficiary; and, to the extent that any such Option or Stock Appreciation Right was not exercisable on the date of such termination of employment or service, it will immediately terminate; and

(iii)	the Participant’s rights with respect to any unexercised Performance Shares, Other Stock-Based Awards or cash Awards shall be as set forth in the applicable Award Agreement.

(c)	On Account of Disability. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates on account of Disability, then:

(i)	the Participant’s Restricted Stock and Restricted Stock Units that were forfeitable shall thereupon become nonforfeitable;

(ii)
any unexercised Option or Stock Appreciation Right, to the extent exercisable on the date of such termination of employment or service, may be exercised in whole or in part, within the first ninety (90) days after such termination of employment or service (but only during the term of such Award) by the Participant, or by (A) his or her personal representative or by the person to whom an Option or Stock Appreciation Right, as applicable, is transferred by will or the applicable laws of descent and distribution or (B) the Participant’s designated beneficiary; and, to the extent that any such Option or Stock Appreciation Right was not exercisable on the date of such termination of employment, it will immediately terminate; and

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(iii)	the Participant’s rights with respect to any unexercised Performance Shares, Other Stock-Based Awards or cash Awards shall be as set forth in the applicable Award Agreement.

(d)
Any Other Reason.  Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates for any reason other than for Cause, death, or Disability, then:

(i)	the Participant’s Restricted Stock and Restricted Stock Units, to the extent forfeitable on the date of the Participant’s termination of employment or service, shall be forfeited on such date;

(ii)
any unexercised Option or Stock Appreciation Right, to the extent exercisable immediately before the Participant’s termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the term of such Award); and, to the extent that any such Option or Stock Appreciation Right was not exercisable on the date of such termination of employment or service, it will immediately terminate; and

(iii)	the Participant’s rights with respect to any unexercised Performance Shares, Other Stock-Based Awards or cash Awards shall be as set forth in the applicable Award Agreement.

(e)
Repurchase Rights.  Except as otherwise provided by the Committee in an Award Agreement, if at any time a Participant’s employment or service with the Company is terminated for Cause or a Participant breaches any post-termination covenants set forth in any written agreement between the Participant and the Company, the Company may, in its discretion, for a period of one year after the termination for Cause or the actual discovery by the Company of the breach, as applicable, and upon 10 (ten) days’ notice to the Participant, (i) repurchase all or any portion of any Shares acquired by the Participant upon the Participant’s exercise of an Award, and/or (ii) require any such Participant to repay to the Company the amount of any profits derived by such Participant upon the sale or other disposition of any Shares underlying an Award during the preceding three years.  The purchase price for any Shares repurchased by the Company pursuant to clause (i) of this Section 12(e) shall be the lesser of the price paid to acquire such Share and the Fair Market Value thereof on the date of such purchase by the Company.

SECTION 13.                         CHANGE IN CONTROL

Except as otherwise expressly provided in a Participant’s employment or consulting agreement, Award Agreement, or other applicable agreement:

(a)
In the event of any Change in Control, the vesting of each outstanding Option and Stock Appreciation Right shall automatically accelerate so that each such Option and Stock Appreciation Right shall, immediately prior to the effective date of the Change in Control, become fully exercisable with respect to the total number of Shares at the time subject to such Option or Stock Appreciation Right and may be exercised for any or all of those Shares as fully-vested Shares. However, an outstanding Option or Stock Appreciation Right shall not so accelerate if and to the extent: (i) such Option or Stock Appreciation Right is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof) or stock appreciation right, (ii) such Option or Stock Appreciation Right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares or Stock Appreciation Right at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to the Option or Stock Appreciation Right or (iii) the acceleration of such Option or Stock Appreciation Right is subject to other limitations under the applicable Award Agreement. The determination of comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

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(b)
All outstanding restrictions with respect to any Restricted Stock or Restricted Stock Units shall also terminate automatically, and the Shares subject to those restrictions shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed under the applicable Award Agreement or would trigger additional taxes under Section 409A of the Code.

(c)
The Committee shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the automatic acceleration of one or more outstanding Awards upon the occurrence of a Change in Control, whether or not those Awards are to be assumed or replaced in the Change in Control.

(d)
The outstanding Options or other Awards shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 14.                         GENERAL

(a)	No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b)
Awards May be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Subsidiary, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c)
Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(d)
Limits on Transfer of Awards. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

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(e)
Per-Person Limitation on Options and SARs. The number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Plan during any year to an individual Participant shall not exceed 1,500,000 Shares, subject to adjustment as provided in Section 4(b).

(f)
Per-Person Limitation on Certain Awards. Other than Options and Stock Appreciation Rights, the aggregate number of Shares with respect to which Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock-Based Awards may be granted under the Plan during any year to an individual Participant shall not exceed 750,000 Shares, subject to adjustment as provided in Section 4(b).

(g)
Per-Person Limit on Performance-Based Awards.  Subject to Section 4, the aggregate number of Shares subject to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m) granted during any calendar year to any one Eligible Person (taking into account the maximum number payable based on performance exceeding target objectives) shall not exceed three (3) million Shares.  The maximum amount payable as a cash Award for any performance period to an Eligible Person that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) shall be five (5) million dollars per calendar year.  In the case of an award with a multi-year performance period, these limits shall apply to each calendar year (or portion thereof) in the performance period.  The limitation on cash Awards is separate from and not affected by the limitation on Awards denominated in Shares.

(h)
Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to applicable law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

(i)
Share Certificates. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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(j)
No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award under the Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Employees, Directors, Consultants, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(k)	Tax Provisions.

(i)
Withholding.  The Company and any Subsidiary is authorized to withhold, at the time of grant or settlement or other time as appropriate, from any Award, any payment relating to an Award, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes required to be withheld.  This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of the Company’s (or a Subsidiary’s) withholding obligations, either on a mandatory or elective basis in the discretion of the Committee.  The Committee is specifically authorized to allow Participants to satisfy withholding tax amounts by electing to have the Company (or a Subsidiary) withhold from the Shares to be delivered upon exercise of an Option or vesting or settlement of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld.

(ii)
Required Consent to and Notification of Code Section 83(b) Election.  No election under Code Section 83(b) (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b).  If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Committee of such disposition within ten days thereof.

(iv)
Payment of Tax Amount.  Notwithstanding anything herein to the contrary, in the event the Internal Revenue Service should finally determine that part or all of an Award that has not been settled is nevertheless required to be included in the Participant’s gross income for federal income tax purposes, then an amount necessary to pay applicable federal, state or local income taxes on such includible value shall be distributed with respect to the Award in a lump sum cash payment within sixty (60) days after such determination, without the requirement of separate approval by the Committee.  A “final determination” of the Internal Revenue Service is a determination in writing ordering the payment of additional tax, reporting of additional gross income or otherwise requiring an Award or portion thereof to be included in gross income, which is not appealable or which the Participant does not appeal within the time prescribed for appeals.

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(v)
Construction in Compliance with Code Section 409A.  The Company intends that none of the grant, exercise, settlement or amendment or termination of any Award under the Plan will cause the Participant to be liable for payment of interest or a tax penalty under Code Section 409A.  The provisions of the Plan and any Award Agreement shall be construed consistent with that intent.

(vi)
“Termination of service,” “resignation” or words of similar import, as used in this Plan shall mean, with respect to any payments of deferred compensation subject to Section 409A of the Code, the Participant’s “separation from service” as defined in Section 409A of the Code.  For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Participant reasonably anticipate that the level of bona fide  services the Participant would perform after the date (whether as an employee or independent contractor) would permanently decrease to a level that, based on the facts and circumstances would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service.  The bona fide services taken into account for purposes of determining whether there has been a separation from service shall be services performed for the Company and any person or entity that would be considered a single employer with the Company under Section 414(b) or 414(c) of the code; provided that, in applying Section 1563(a)(1), (2), and (3) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent;” and further provided that “at least 20 percent” shall be used instead of “at least 50 percent” where based on legitimate business criteria.

(vii)
Six-Month Delay.  Any distribution or settlement of an Award triggered by the separation from service of a Specified Employee that would otherwise be made prior to the Deferred Distribution Date (as defined below) shall not occur earlier than the Deferred Distribution Date.  The “Deferred Distribution Date” is the day that is six (6) month and one (1) day after a Participant’s separation from service.

(l)
No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(m)
No Right to Employment. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ or service of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(n)
Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law without regard to conflict of laws.

(o)
Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

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(p)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

(q)
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(r)
Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(s)
No Representations or Covenants With Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or foreign tax treatment (e.g., incentive stock options under Section 422 of the Code) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(t)
Compliance With Laws. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges on which the Company is listed as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(i)	obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii)
completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 15.                         AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

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(a)
Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, in whole or in part; provided, however, that without the prior approval of the Company’s shareowners, no material amendment shall be made if shareholder approval is required by law, regulation, or stock exchange, and; provided, further, that, notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the shareholders of the Company that would:

(i)	increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

(ii)
except as provided in Section 4(b), permit Options, Stock Appreciation Rights, or Other Stock-Based Awards encompassing rights to purchase Shares to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option or the grant price of a previously granted Stock Appreciation Right, or the purchase price of a previously granted Other Stock-Based Award.

(b)
Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. Except for amendments authorized under Section 13, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

SECTION 16.                         EFFECTIVE DATE OF THE PLAN

The Plan shall be effective on the date that it is approved by the Company’s shareholders (the “Effective Date”).

SECTION 17.                         TERM OF THE PLAN

Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.  No incentive stock option shall be granted under the Plan after the tenth anniversary of the adoption of the Plan by the Board.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

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As a stockholder of Discovery Laboratories, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on October 2, 2011.

Vote Your Proxy on the Internet:		Vote Your Proxy by Phone:		Vote Your Proxy by mail:
Call 1 (866) 894-0537
Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

  PROXY

Please mark your votes like this ☒
Proposal 1 To elect Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal
FOR all Nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below	Proposal 2	To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011
☐ FOR ☐ AGAINST ☐ ABSTAIN
☐	☐

NOMINEES: (01) W. Thomas Amick (02) Antonio Esteve, Ph.D. (03) Max E. Link, Ph.D.	(04) Bruce A. Peacock (05) Marvin E. Rosenthale, Ph.D.	Proposal 3
To amend and restate the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock available for issuance by the Company from 50 million to 100 million

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list above.)			☐ FOR ☐ AGAINST ☐ ABSTAIN
		Proposal 4	To approve the Discovery Laboratories, Inc. 2011 Long-Term Incentive Plan, with 3.7 million shares of the Company’s Common Stock available for issuance
☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE DATE, SIGN AND MAIL IN THE ENCLOSED REPLY ENVELOPE.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Discovery Laboratories, Inc.

COMPANY ID:
PROXY NUMBER:
ACCOUNTNUMBER:

Signature	Signature	Date	, 2011.
PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE BOOKS OF THE COMPANY. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN MUST GIVE FULL TITLE AS SUCH. IF A CORPORATION OR PARTNERSHIP, THE SIGNATURE SHOULD BE THAT OF AN AUTHORIZED PERSON WHO SHOULD STATE HIS OR HER TITLE.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held October 3, 2011.

The Proxy Statement and our 2010 Annual Report to Stockholders are available at: http://www.ezodproxy.com/discoverylabs/2011

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

Discovery Laboratories, Inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints W. Thomas Amick, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $.001 per share, of  Discovery Laboratories, Inc. (the “Company”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on October 3, 2011, at 10:00 a.m. Eastern Daylight Time at The Inn at Lambertville Station, 11 Bridge Street, Lambertville, NJ 08530, and at all adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated August 15, 2011, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Each of Items 1, 2, 3 and 4 is proposed by the Company.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES SET FORTH ON THE REVERSE SIDE AS DIRECTORS AND “FOR” THE APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS AND “FOR” PROPOSALS 3 AND 4.

(Continued, and to be marked, dated and signed, on the other side)